================================================================================

                           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X] Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[_] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to Section 240.14a-11(c) or 240.14a-12

                        PHARMACEUTICAL RESOURCES, INC.
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

   (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.
[_] $500 per each party to the controversy pursuant to Exchange Act
    Rule 14a-6(i)(3).
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(3) and 0-11.

  1) Title of each class of securities to which transaction applies:

    _____________________________________

  2) Aggregate number of securities to which transaction applies:

    _____________________________________

  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    _____________________________________

  4) Proposed maximum aggregate value of transaction:

    _____________________________________

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

      _____________________________________

    2) Form, Schedule or Registration Statement No.:

      _____________________________________

    3) Filing Party:

      _____________________________________

    4) Date Filed:

      _____________________________________

================================================================================

                                                               PRELIMINARY COPY

                        PHARMACEUTICAL RESOURCES, INC.

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON AUGUST 22, 1995

To the Shareholders:

  The 1995 Annual Meeting of Shareholders of Pharmaceutical Resources, Inc. (the "Company") will be held on August 22, 1995, at 10:00 A.M., local time, at the Holiday Inn-Suffern, Three Executive Boulevard, Suffern, New York, for the following purposes:

    I. To elect two members of the Company's Board of Directors, which consists of seven members, to serve for a three-year term and until their successors are duly elected and qualified;

    II. To approve the grant and issuance to Clal Pharmaceutical Industries Ltd. of a warrant to purchase shares of the Company's Common Stock as further described in the accompanying Proxy Statement;

    III. To approve an amendment to the Company's 1990 Stock Incentive Plan to increase the number of shares of the Company's Common Stock for which options may be granted thereunder;

    IV. To approve and adopt the Company's 1995 Directors' Stock Option Plan;
  and

    V. To transact such other business as may properly come before the meeting and any adjournment(s) thereof.

  The Board of Directors has fixed the close of business on July 10, 1995 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting of Shareholders (the "Meeting"). Only shareholders of record at the close of business on such date will be entitled to notice of, and to vote at, the Meeting and any adjournment(s) thereof.

                                          By Order of the Board of Directors

                                          Robert I. Edinger
                                          Secretary

July  , 1995

YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE POSTAGE PREPAID ENVELOPE WHICH HAS BEEN PROVIDED, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. THE PROXY MAY BE REVOKED BY YOU AT ANY TIME PRIOR TO EXERCISE, AND IF YOU ARE PRESENT AT THE MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT THAT TIME AND EXERCISE YOUR RIGHT TO VOTE YOUR SHARES PERSONALLY.

                                                               PRELIMINARY COPY

                                PROXY STATEMENT

                        PHARMACEUTICAL RESOURCES, INC.
                              ONE RAM RIDGE ROAD
                         SPRING VALLEY, NEW YORK 10977

                        ANNUAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON AUGUST 22, 1995

                              GENERAL INFORMATION

  This Proxy Statement is furnished to shareholders of Pharmaceutical Resources, Inc. (the "Company"), a New Jersey corporation, in connection with the solicitation by the Company's Board of Directors (the "Board") of proxies to be voted at the 1995 Annual Meeting of Shareholders (the "Meeting"), and at any adjournment(s) thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The Meeting is to be held on August 22, 1995, at the Holiday Inn-Suffern, Three Executive Boulevard, Suffern, New York, at 10:00 A.M., local time.

  The principal executive offices of the Company are located at One Ram Ridge Road, Spring Valley, New York 10977, and its telephone number is (914) 425-7100. The enclosed proxy and this proxy statement are being transmitted to shareholders of the Company on or about July [ ], 1995.

SOLICITATION AND REVOCATION

  The accompanying proxy in the form enclosed is being solicited by and on behalf of the Board. The solicitation of proxies will be made principally by mail and, in addition, may be made by directors, officers and employees of the Company personally, or by telephone or telegraph, without extra compensation. The Company has also retained Georgeson & Company Inc. to assist it in the solicitation of proxies. Brokers, nominees and fiduciaries will be reimbursed for their out-of-pocket and clerical expenses in transmitting proxies and related material to beneficial owners. The costs of soliciting proxies will be borne by the Company. It is estimated that such costs will be approximately $8,000.

  The presence at the Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of common stock, $.01 par value, of the Company (the "Common Stock") entitled to vote shall constitute a quorum. The accompanying proxy card is intended to permit a shareholder of record on July 10, 1995 to vote at the Meeting on the proposals described in this Proxy Statement, whether or not the shareholder attends the Meeting. Persons who acquire shares of record after the close of business on July 10, 1995 will not be entitled to vote such shares at the Meeting by proxy or by voting at the Meeting in person. The persons named in the proxy have been designated as proxies by the Board. Shares represented by properly executed proxies received by the Company will be voted at the Meeting in the manner specified therein or, if no specification is made, will be voted (i) "FOR" the election of the two nominees for director named herein, (ii) "FOR" the grant and issuance to Clal Pharmaceutical Industries Ltd., a corporation formed under the laws of the State of Israel ("Clal"), of a warrant to purchase shares of the Company's Common Stock as further described in this Proxy Statement (the "Proposed Warrant"), (iii) "FOR" an amendment to the 1990 Stock Incentive Plan, (iv) "FOR" the approval and adoption of the 1995 Directors' Stock Option Plan, and
(v) at the discretion of the proxy holders in respect of such other business, if any, as may properly be brought before the Meeting and which the Board did not know would be presented at the Meeting.

  Abstentions and shares of record held by a broker or nominee ("Broker Shares") that are voted on any matter will be included in determining the existence of a quorum. Broker Shares that are not voted on any matter will not be included in determining the existence of a quorum. Abstentions and Broker Shares that are not voted will not be counted in tabulations of the votes cast on proposals. Thus, neither abstentions nor non-voted Broker Shares will have an effect on the outcome of the election of the two nominees for directors, which requires only that a plurality of the votes cast be in favor of each nominee, or the approval of the grant and issuance of the Proposed Warrant or of the amendment to the 1990 Stock Incentive Plan and the adoption of the 1995 Directors' Stock Option Plan, each of which requires a majority of the votes cast in favor of such amendment. Non-voted Broker Shares will also have no effect on the outcome of any other proposals to the Company's shareholders. Any proxy given to the Company by a shareholder pursuant to this solicitation may be revoked by the shareholder at any time before it is exercised by written notification delivered to the Secretary of the Company, by voting in person at the Meeting, or by executing and delivering another proxy bearing a later date. Attendance by a shareholder at the Meeting does not alone serve to revoke the proxy.

                 VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

OUTSTANDING SHARES

  The Board has fixed the close of business on July 10, 1995 as the record date (the "Record Date") for the determination of shareholders of the Company who are entitled to receive notice of, and to vote at, the Meeting. An aggregate of 17,084,638 shares of Common Stock were outstanding at the close of business on June 23, 1995. Each share of Common Stock outstanding on the Record Date is entitled to one vote on each matter to be voted upon at the Meeting, and the Company's shareholders do not have cumulative voting rights. The Company has no other class of voting securities entitled to vote at the Meeting.

OWNERSHIP OF VOTING SECURITIES

  The following table sets forth, as of the close of business on June 23, 1995, the beneficial ownership of the Common Stock by (i) each person known (based solely on a review of Schedules 13D) to the Company to be the beneficial owner of more than 5% of the Common Stock, (ii) each director and nominee for election as a director of the Company, (iii) the Named Executives, as defined in the "Executive Compensation" section of this Proxy Statement, and (iv) all directors and current executive officers of the Company and Par Pharmaceutical, Inc., the Company's principal operating subsidiary ("Par"), as a group (based upon information furnished by such persons). Under the rules of the Securities and Exchange Commission, a person is deemed to be a beneficial owner of a security if such person has or shares the power to vote or direct the voting of such security or the power to dispose of or to direct the disposition of such security. In general, a person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days. Accordingly, more than one person may be deemed to be a beneficial owner of the same securities.

                     NAME AND ADDRESS                    AMOUNT OF PERCENTAGE OF
                            OF                            COMMON      COMMON
                     BENEFICIAL OWNER                      STOCK       STOCK
                     ----------------                    --------- -------------
   Clal Pharmaceutical Industries Ltd.(1)..............  2,963,554     17.4
   Kenneth I. Sawyer(2)(3)(4)..........................  1,005,505      5.6
   Diana L. Sloane(2)(5)...............................    136,330       *
   Melvin H. Van Woert, M.D.(2)(3).....................     69,990       *
   Andrew Maguire, Ph.D.(2)(3).........................     36,000       *
   H. Spencer Matthews(2)(3)...........................     36,000       *
   Mark Auerbach(2)(3).................................     47,000       *
   Mony Ben-Dor(1)(6)..................................          0       *
   Robin O. Motz, M.D., Ph.D.(2)(3)....................     42,000       *
   Robert I. Edinger(2)................................     40,000       *
   Robert M. Fisher, Jr.(2)............................      5,870       *
   Stuart A. Rose, Ph.D.(2)............................     27,000       *
   All directors and executive officers (as of 6/23/95)
    as a group (10 persons)(2)(4)(5)...................  1,309,365      7.1

- --------
*  Less than 1%.

- --------
(1) The address of Clal and Mr. Ben-Dor is Clal House, 5 Dryuanov Street, Tel Aviv 63143, Israel. Of the 2,963,554 shares of Common Stock shown as beneficially owned by Clal, 2,027,272 shares are issued and outstanding and 936,282 shares are issuable upon exercise of an issued and outstanding warrant owned by Clal. Does not take into account shares of Common Stock which may be acquired by Clal upon the exercise of the Proposed Warrant if approved by the shareholders at the Meeting.
(2) The business address of each of these individuals, for the purposes hereof, is in care of Pharmaceutical Resources, Inc., One Ram Ridge Road, Spring Valley, New York 10977. Includes shares of Common Stock which may be acquired upon the exercise of options which are exercisable on or prior to August 22, 1995, under the Company's stock option plans as follows: Mr. Sawyer, 1,000,000 shares; Ms. Sloane, 130,000; Dr. Van Woert, 69,000 shares; Mr. Maguire, 36,000 shares; Mr. Matthews, 36,000 shares; Mr. Auerbach, 47,000 shares; Dr. Motz, 42,000 shares; Mr. Edinger, 40,000 shares; Mr. Fisher, 5,000 shares; and Mr. Rose, 25,000 shares.
(3) A director of the Company.
(4) Includes 355 shares of Common Stock as to which Mr. Sawyer shares beneficial ownership with one former shareholder of Quad Pharmaceuticals, Inc. ("Quad"), a subsidiary of the Company, pursuant to an agreement dated May 29, 1990. See "--Voting Arrangements."
(5) Ms. Sloane was an executive officer and director of the Company until April 1, 1995.
(6) See "--Voting Arrangements" and "Election of Directors--Directors."

VOTING ARRANGEMENTS

  On May 29, 1990, Mr. Sawyer was granted proxies by three former shareholders of Quad (the "Additional Proxies") to vote any shares of Common Stock owned by them (which amounted to 355 shares on the Record Date) on all matters that might come before a meeting of the Company's shareholders, including the election of directors. The Additional Proxies terminate upon the earlier of May 29, 2000, or the date on which the shareholder granting the proxy no longer owns any shares of voting stock of the Company. The foregoing proxies were granted to help assure certain governmental agencies that were involved in the investigation and review of the generic drug industry that the Company's shareholders are supportive of the new management established by the Company since September 1989.

  The Company and Clal entered into a Stock Purchase Agreement, dated March 25, 1995 (the "Stock Purchase Agreement"), pursuant to which Clal, on May 1, 1995, purchased 2,027,272 shares of Common Stock and the Company issued to Clal a warrant to purchase 936,282 shares of Common Stock (the "Outstanding Warrant"). See "Proposal II--Approval of the Grant and Issuance to Clal of a Warrant to Purchase Common Stock." Under the Stock Purchase Agreement, Clal agreed to vote all of the shares of Common Stock held by it in favor of certain business combination transactions of the Company and certain sales of assets or securities of the Company. Such obligation will terminate at such time as (i) Clal sells or disposes of more than 2% of the issued and outstanding Common Stock or (ii) Clal no longer owns, or has the right to acquire under warrants issued to it, 14% (or, upon the issuance of the Proposed Warrant, 16%) of the issued and outstanding Common Stock, but no later than May 1, 2000. Clal has no obligation to vote its shares of Common Stock in favor of such a transaction if (i) Clal exercises its right of first refusal with respect to such transaction, (ii) less than 75% of the members of the Board (excluding member(s) of the Board nominated by Clal) vote in favor of such transaction or (iii) any member of the Board (excluding member(s) of the Board nominated by Clal) vote against the transaction. In the event that Clal has an obligation to vote its shares in favor of such a transaction, Clal also agreed to take such other actions reasonably required or appropriate to facilitate the consummation of such transaction. Clal has no obligation to vote its shares in favor of, or take other actions to facilitate, any such transaction if Clal notifies the Company that, in Clal's opinion, the consummation of such a transaction would be detrimental to the Company and/or its shareholders except if the Company, in response to such a notice, delivers to Clal a fairness opinion from a nationally recognized investment banking firm with respect to the fairness of the transaction. In addition, Clal has certain rights under the Stock Purchase Agreement to nominate directors to the Company's Board and committees thereof. See "Election of Directors-- Directors."

                             ELECTION OF DIRECTORS

DIRECTORS

  The Company's Certificate of Incorporation provides that the Board shall be divided into three classes, with the term of office of one class expiring each year. The Class I and Class III directors of the Company have terms which expire in 1997 and 1996, respectively. The terms of office of Class II directors expire this year. Andrew Maguire, Ph.D. and Melvin H. Van Woert, M.D. are each nominated to be elected at the Meeting as Class II directors to hold office for a three-year term until the 1998 Annual Meeting of Shareholders and until their successors have been duly elected and qualified. The maximum number of directors is set by the By-laws at fifteen and the number of directors is presently set, by resolution, at seven.

  Proxies in the accompanying form will be voted at the Meeting in favor of the election of each of the nominees listed on the accompanying form of proxy, unless authority to do so is withheld as to an individual nominee or nominees or all nominees as a group. Proxies cannot be voted for a greater number of persons than the number of nominees named. It is expected that each of the nominees will be able to serve, but if before the election it develops that any one or more of the nominees will be unable to serve or for good cause will not serve, the proxies reserve discretion to vote or refrain from voting for a substitute nominee or nominees. Each of the nominees has consented to serve as a director of the Company and to be named herein. Drs. Maguire and Van Woert are currently members of the Board. Directors will be elected by a plurality of the votes cast by the holders of shares entitled to vote thereon who are present at the Meeting in person or by proxy.

  In June 1995, Mony Ben-Dor was elected by the Board to fill a vacancy on the Board as a Class I director in accordance with the terms of the Stock Purchase Agreement. Under such Agreement, Clal has the right to designate one-seventh of the members of the Board as long as Clal owns 8% of the issued and outstanding Common Stock, and a total of two-sevenths of the members of the Board if Clal owns at least 14% (or, upon issuance of the Proposed Warrant, 16%) of the issued and outstanding Common Stock. The Company has the right to reject a designee of Clal if such person is not reasonably acceptable to the Company. The Company also agreed to elect Clal's designee to the Audit Committee, Compensation and Stock Option Committee and Executive Committee of the Board. In the event that Clal does not nominate directors to the Board or its committees or if Clal's designees are not elected to the Board or its committees, Clal is permitted, under the Stock Purchase Agreement, to designate representatives who may attend meetings of the Board and its committees. Additionally, if Clal's appointment of a director to the Audit Committee is prohibited by the rules and regulations of the New York Stock Exchange, Inc., the Company will provide Clal materials which are provided to committee members, the appointment of the Company's auditors will be approved by the entire Board, the Company will consult with directors nominated by Clal with respect to Audit Committee actions and the directors nominated by Clal will have the right to consent to certain changes in the Company's accounting principles.

  Clal designated Mr. Ben-Dor, a director of Clal and a vice president of Clal Industries Ltd., as its representative to serve on the Board. Clal Industries Ltd. owns all of Clal's stock. Mr. Ben-Dor has not been elected to any committees of the Board at this time.

  The following table sets forth certain information with respect to each nominee for election as a Class II director of the Company at the Meeting and the year each was first elected as a director:

                                                                      YEAR
                                                                    OF FIRST
      NAME                                                      AGE ELECTION
      ----                                                      --- --------
CLASS II
Andrew Maguire, Ph.D. (1)(3)..................................  56    1990
   Since January 1990, President and Chief Executive Officer
   of Appropriate Technology International, a not-for-profit
   development assistance corporation and, since January 1989, a Senior Vice President of Washington Financial Group, an
   investment banking firm. From June 1987 to January 1989,
   Executive Vice President of the North American Securities
   Administrators Association.
Melvin H. Van Woert, M.D. (1)(3)(4)...........................  65    1990
   Since 1974, Physician and Professor of Neurology and
   Pharmacology and Doctoral Faculty, Mount Sinai Medical
                                                                              Center, New York.
  The following table sets forth certain information with respect to each of the Class I directors (terms expire in 1997) and Class III directors (terms expire in 1996) and the year each was first elected as a director:

                                                                      YEAR
                                                                    OF FIRST
      NAME                                                      AGE ELECTION
      ----                                                      --- --------
CLASS I
Mark Auerbach (1)(2)..........................................  56    1990
   Since June 1993, the Senior Vice President and Chief
   Financial Officer of Central Lewmar L.P., a distributor of fine papers. From August 1992 to June 1993, a partner of
   Marron Capital L.P., an investment banking firm. From July
   1990 to August 1992, President, Chief Executive Officer and
   Director of Implant Technology Inc., a manufacturer of
   artificial hips and knees. From February 1989 to August
   1990, Managing Director--Corporate Finance of F.N. Wolf &
   Co., Inc., an investment banking firm.
H. Spencer Matthews (2).......................................  74    1990
   Since 1986, President and Chief Executive Officer of
   Dispense-All South Coast, Inc., and Dispense-All of Central
   Florida, Inc., two companies which are wholesalers of juice concentrates. Rear Admiral, United States Navy (Retired).
Mony Ben-Dor..................................................  49    1995
   Since August 1993, Vice President, New Business Development
   of Clal Industries Ltd., a holding company based in Israel which owns all of the stock of Clal. From 1988 to August
   1993, Mr. Ben-Dor was an executive with Eisenberg Group of
   Companies, a holding company based in Israel.

                                                                      YEAR
                                                                    OF FIRST
      NAME                                                      AGE ELECTION
      ----                                                      --- --------
CLASS III
Kenneth I. Sawyer (3)(4).......................................  49   1989
   Since October 1990, Chairman of the Board of the Company.
   Since October 1989, President and Chief Executive Officer of
   the Company. From September 1989 to October 1989, Interim
   President and Chief Executive Officer of the Company. From
   August 1989 to September 1989, counsel to the Company. From
   May 1989 to August 1989, an attorney in private practice.
   From prior to 1987 to May 1989, Vice President and General
   Counsel of Orlove Enterprises, Inc., a company engaged in
   the manufacture and distribution of pharmaceutical and other products. Director of Acorn Venture Capital Corporation, a closed-end investment company.
Robin O. Motz, M.D., Ph.D. (2)(3)..............................  56   1992
   Since July 1978, Assistant Professor of Clinical Medicine,
   Columbia University College of Physicians and Surgeons.
   Physician engaged in a private practice of internal
   medicine.

- --------
(1) A member of the Audit Committee of the Board of the Company.
(2) A member of the Compensation and Stock Option Committee of the Board of the Company.
(3) A member of the Nominating Committee of the Board of the Company.
(4) A member of the Executive Committee of the Board of the Company.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF
                                                        ---
THE TWO NOMINEES NAMED ABOVE AS DIRECTORS OF THE COMPANY.

BOARD AND COMMITTEE MEETINGS

  The Board met seven times during fiscal 1994 which ended October 1, 1994. During fiscal 1994, no incumbent director attended fewer than 75% of the total number of meetings of the Board and of the committees of the Board on which he or she served. The Audit Committee met three times during fiscal 1994. The primary function of the Audit Committee is to review the Company's financial statements with its auditors. See "--Directors." The Compensation and Stock Option Committee held eight meetings during fiscal 1994. The functions of the Compensation and Stock Option Committee are to set and approve salary and bonus levels of corporate officers and to administer the Company's 1986 Stock Option Plan and 1990 Stock Incentive Plan, including primary responsibility for the granting of options and other awards thereunder. The Nominating Committee met one time during fiscal 1994. The primary function of the Nominating Committee is to make recommendations to the Board concerning the selection of nominees for election as directors. The Nominating Committee will consider candidates suggested by directors or shareholders. Nominations for shareholders, properly submitted in writing to the Secretary of the Company, will be referred to the Nominating Committee for consideration. The Executive Committee did not meet during fiscal 1994. The function of the Executive Committee is to exercise the powers of the Board in the management of the business and affairs of the Company, subject to limits imposed by applicable law.

COMPENSATION OF DIRECTORS

  For service on the Board in fiscal year 1994, directors received an annual retainer of $10,000, a fee of $1,000 for each meeting of the Board attended, and a fee of $1,000 for each committee meeting attended. Directors who are not eligible to receive options under any other plan of the Company also are granted options to purchase 6,000 shares of Common Stock per year, or 18,000 shares of Common Stock per year if the director waives the annual retainer, pursuant to the 1989 Directors' Stock Option Plan. Commencing in fiscal year 1995, directors receive an annual retainer of $12,000. Directors also receive a fee of $1,000 for each meeting of the

Board attended, and a fee of $750 for each committee meeting attended, subject to a maximum of $1,750 per day. Commencing in fiscal year 1995, chairmen of committees receive an additional annual retainer of $5,000 per committee.

  Directors who are employees of the Company or any of its subsidiaries or who are designated by Clal receive no additional remuneration for serving as directors or as members of committees of the Board. All directors are entitled to reimbursement for out-of-pocket expenses incurred in connection with their attendance at Board and committee meetings.

  In fiscal 1994, Admiral H. Spencer Matthews received an additional $5,497 in compensation from the Company for providing his expertise in connection with ongoing potential sales of pharmaceutical products to the Russian Republic. Dr. Melvin H. Van Woert received an additional $13,550 in compensation from the Company for providing his expertise in connection with a drug to be developed by the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  In July 1993, the Company purchased a condominium for $415,000. Beginning on September 15, 1993, the Company leased the condominium to Kenneth I. Sawyer, the President, Chief Executive Officer and Chairman of the Board, for a period equal to the term of his employment agreement at $2,600 per month, which represented the fair market value as determined by a disinterested third party. The Company sold the condominium on April 22, 1994, for $415,000 with the express consent of Mr. Sawyer and, as a result, the lease terminated. In February 1995, the Company purchased a condominium for $192,500. The Company leases the condominium to Mr. Sawyer for a period equal to the term of his employment agreement at $1,800 per month, which represents the fair market value as determined by a disinterested third party. See "Executive Compensation--Employment Agreements and Termination Arrangements."

  On May 1, 1995, the Company consummated a strategic alliance with Clal consisting primarily of (i) the sale by the Company of 2,027,272 shares of the Company's Common Stock for $20,000,000, or $9.87 per share, (ii) the issuance by the Company of the Outstanding Warrant and (iii) the formation of a joint venture, named Clal Pharmaceutical Resources (1995) L.P., to research and develop generic pharmaceutical products (the "Joint Venture"). For a description of the sale of shares and the issuance of the Outstanding Warrant, see "Voting Securities and Principal Shareholders--Voting Arrangements" and "Proposal II--Approval of the Grant and Issuance to Clal of a Warrant to Purchase Common Stock." Clal agreed to use its best efforts to cause Fine-Tech Ltd., a corporation formed under the laws of the State of Israel ("Fine-Tech"), to sell 10% of the shares of Fine-Tech to the Company for $1,000,000 and to grant to the Company distribution rights for products developed by Fine-Tech. Clal and/or its affiliates own shares of Fine-Tech. In connection with the Stock Purchase Agreement, Clal obtained certain rights to designate a director or directors to be nominated to the Company's Board and committees thereof. Mony Ben-Dor, a director of the Company, is a director of Clal and a director of Fine-Tech. See "--Directors."

  The Joint Venture, funded through an initial investment of $4,000,000, is owned 51% by Clal and 49% by the Company and is primarily located in Israel. Over the next two years, Clal and the Company plan to invest an additional $11,000,000 in the Joint Venture, of which $5,390,000 is to be funded by the Company. Both Clal and the Company have certain manufacturing, sales and distribution rights with respect to products developed by the Joint Venture and by each other. Prior to the closing of the Stock Purchase Agreement, Clal owned no shares of the Common Stock.

  The Company believes that all of the above transactions were on terms that were fair and reasonable to the Company.

EXECUTIVE OFFICERS

  The executive officers of the Company consist of Mr. Sawyer as President, Chief Executive Officer and Chairman of the Board, and Robert I. Edinger as Vice President, Finance, Chief Financial Officer and Secretary. The executive officers of Par consist of Mr. Sawyer and Mr. Edinger, as well as Stuart A. Rose, Executive Vice President, Operations of Par, and Robert M. Fisher, Jr., Executive Vice President, Corporate Development, Sales and Marketing of Par.

  The following table sets forth certain information with respect to the executive officers of the Company and Par who are not directors or nominees for election as a director:

      NAME                                                                  AGE
      ----                                                                  ---
Robert I. Edinger..........................................................  54
   Since June 1993, Vice President, Chief Financial Officer and Secretary
   of the Company and Par. In January 1995, Mr. Edinger was also appointed
   Executive Vice President, Finance of Par. From 1990 to June 1993, Mr.
   Edinger served as Executive Vice President of Bonjour Group, Ltd., a licensing company. From 1986 to 1990, President and Chief Financial
   Officer of OCP America, a wholesale drug distribution company.
Stuart A. Rose, Ph.D.......................................................  52
   Since January 1995, Executive Vice President, Operations of Par. From
   1990 to 1994, Vice President, Manufacturing and Materials Supply,
   Lederle International Division of American Cyanamid Company, a company engaged in the manufacture of generic pharmaceuticals. From 1984 to
   1990, President and General Manager, Lederle Parenterals, Inc., a
   company engaged in the manufacture of generic pharmaceuticals.
Robert M. Fisher, Jr. .....................................................  47
   Since June 1995, Executive Vice President, Corporate Development, Sales
   and Marketing of Par, and since October 1993, Vice President, Corporate
   Development, Sales and Marketing of Par. From March 1993 to October
   1993, Vice President, Corporate Development of F.H. Faulding USA, a
   company engaged in the manufacture of pharmaceuticals. From 1992 to
   1993, Vice President, Business Development, PUREPAC Pharmaceutical
   Company, a company engaged in the manufacture of generic
   pharmaceuticals, and from 1989 to 1992, Vice President and General
   Manager of Rondex Laboratories at PUREPAC.

                            EXECUTIVE COMPENSATION

  The following table sets forth compensation earned by or paid, during fiscal years 1992 through 1994, to the Chief Executive Officer of the Company and the three additional most highly compensated executive officers (over $100,000) serving as executive officers of the Company and/or Par during fiscal 1994 (the "Named Executives"). The Company awarded or paid such compensation to all such persons for services rendered in all capacities during the applicable fiscal years.

SUMMARY COMPENSATION TABLE

                      ANNUAL COMPENSATION   LONG-TERM COMPENSATION
                    ----------------------- -----------------------
                                             RESTRICTED  SECURITIES
NAME AND                                       STOCK     UNDERLYING      ALL OTHER
PRINCIPAL POSITION  YEAR SALARY($) BONUS($) AWARDS($)(1) OPTIONS(#) COMPENSATION ($)(2)
- ------------------  ---- --------- -------- ------------ ---------- -------------------
Kenneth I. Sawyer   1994  408,238  100,000       --          --           59,159
President, Chief    1993  413,215  200,000       --       500,000         70,851
Executive Officer   1992  331,170  250,000       --       120,000         31,591
and Chairman
Diana L. Sloane     1994  208,097   22,500       --          --           25,493
Vice President--    1993  179,423   40,000       --       130,000         22,953
Regulatory and      1992  140,496  115,000       --        45,000          9,535
Scientific Affairs

                          ANNUAL COMPENSATION   LONG-TERM COMPENSATION
                        ----------------------- -----------------------
                                                 RESTRICTED  SECURITIES
NAME AND                                           STOCK     UNDERLYING      ALL OTHER
PRINCIPAL POSITION      YEAR SALARY($) BONUS($) AWARDS($)(1) OPTIONS(#) COMPENSATION ($)(2)
- ------------------      ---- --------- -------- ------------ ---------- -------------------
Robert I. Edinger       1994  180,000   50,000       --          --             795
Vice President,         1993   58,846   25,000       --        40,000            76
Chief Financial
Officer and Secretary
Robert M. Fisher, Jr.   1994  122,359   26,500       --        10,000           474
Vice President,
Corporate Development,
Sales & Marketing, Par

- --------
(1) The Company believes that at the end of fiscal 1994, the Named Executives did not hold any shares of restricted stock.
(2) For fiscal year 1994, includes insurance premiums paid by the Company for term life insurance for the benefit of the Named Executives as follows:
    Mr. Sawyer--$2,438; Ms. Sloan--$528; Mr. Edinger--$795; and Mr. Fisher-- $474. Also includes $20,111 contributed by the Company for the benefit of each of Mr. Sawyer and Ms. Sloane under the Par Pharmaceutical Retirement Plan, and $4,854 contributed by the Company on behalf of Ms. Sloane to the Company 401(k) Plan. The amount for Mr. Sawyer also includes $36,610, representing the maximum potential estimated dollar value of the Company's portion of insurance premium payments from a split-dollar life insurance policy as if 1994 premiums were advanced to the executive without interest until the earliest time the premium may be refunded by Mr. Sawyer to the Company.

  Stuart A. Rose, Ph.D. was hired as Executive Vice President, Operations of Par beginning January 1995. As a result, Dr. Rose received no compensation from the Company or Par during fiscal year 1994. Diana L. Sloane served as an executive officer of the Company until April 1, 1995. Ms. Sloane acts as a consultant to Par.

STOCK OPTION GRANTS IN LAST FISCAL YEAR

                                                                            POTENTIAL REALIZABLE
                                       % OF TOTAL                         VALUE AT ASSUMED ANNUAL
                            SHARES      OPTIONS                             RATES OF STOCK PRICE
                          UNDERLYING   GRANTED TO                       APPRECIATION FOR OPTION TERM
                            OPTIONS   EMPLOYEES IN EXERCISE  EXPIRATION ------------------------------
NAME                      GRANTED (#) FISCAL YEAR  PRICE ($)    DATE     0% ($)   5% ($)     10% ($)
- ----                      ----------- ------------ --------- ---------- ------------------- ----------
Robert M. Fisher, Jr.(1)    10,000        13.5%     13.875    10/21/98        0     177,084    223,458

- --------
(1) Represents options granted pursuant to the Company's 1990 Incentive Option Plan on October 22, 1993, of which 5,000 became exercisable on October 22, 1994 and 5,000 will become exercisable on October 22, 1995.

  The following table sets forth the stock options exercised by the Named Executives during fiscal 1994 and the value, as of October 1, 1994, of unexercised stock options held by the Named Executives.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

                                                    NUMBER OF SECURITIES      VALUE OF UNEXERCISED
                                                   UNDERLYING UNEXERCISED     IN-THE-MONEY OPTIONS
                          SHARES                   OPTIONS AT FY-END (#)          AT FY-END ($)
                       ACQUIRED ON     VALUE     -------------------------------------------------------
NAME                   EXERCISE (#) REALIZED ($) EXERCISABLE/UNEXERCISABLE  EXERCISABLE/UNEXERCISABLE
- ----                   ------------ ------------ ----------------------------------------------------
Kenneth I. Sawyer              0            0         1,000,000           0       2,445,000         0
Diana L. Sloane           20,000      309,875           162,480      27,520         191,250         0
Robert I. Edinger              0            0            26,660      13,340               0         0
Robert M. Fisher, Jr.          0            0                 0      10,000               0         0

EMPLOYMENT AGREEMENTS AND TERMINATION ARRANGEMENTS

  The Company has entered into employment agreements with Mr. Sawyer, Mr. Edinger, Mr. Fisher and Dr. Rose. Each of the employment agreements with Mr. Sawyer and Mr. Edinger provides for the officer's employment in his current position through the dates set forth below, subject to earlier termination by the Company for Cause (as such term is defined in the respective agreements). Mr. Sawyer's term of employment expires on October 4, 1995, but will be automatically extended each year for an additional one-year period unless either party provides written notice by July 4 of such year that he or it desires to terminate the agreement. Mr. Edinger's and Mr. Fisher's terms of employment expire on October 13, 1995. Dr. Rose's term of employment expires on January 16, 1996. Each such employment agreement provides that the officer will receive specified salary, bonuses, stock options, stock awards and other employee benefits, as the case may be. Under the agreement with Mr. Sawyer, the Company is required to use its best efforts to cause him to be elected and re-elected to the Board during his term of employment. Mr. Sawyer, pursuant to the terms of his employment agreement, is and will be required to serve, if so elected, on the Board of Directors of the Company and any subsidiary, as well as any committees thereof.

  Each of the foregoing employment agreements provides for certain payments upon termination of the officer's employment as a result of a material breach by the Company of his employment agreement following a change of control of the Company. A material breach by the Company of the employment agreements includes, but is not limited to, termination without cause and a change of the officer's responsibilities. In the case of Mr. Sawyer, he is entitled to receive, if such a termination occurs within two years following a change of control of the Company, a lump sum payment equal to the lesser of three times the sum of his annual base salary and most recent bonus or the maximum amount permitted without the imposition of an excise tax on Mr. Sawyer or the loss of a deduction to the Company under the Internal Revenue Code of 1986, as amended (the "Code"), plus reimbursement of certain legal and relocation expenses incurred by Mr. Sawyer as a result of the termination of his employment and maintenance of insurance, medical and other benefits for 24 months or until Mr. Sawyer is covered by another employer for such benefits. In the case of Messrs. Edinger and Fisher and Dr. Rose, each is entitled to receive severance compensation amounting to 12 months continuation of his base salary payable in 12 monthly installments plus maintenance of medical and other benefits for 12 months or until such employee is covered by another employer for such benefits if earlier.

  In addition, Mr. Sawyer's employment agreement provides for the Company to purchase a residence within the vicinity of the Company's principal offices for Mr. Sawyer to occupy for the duration of his term of employment. In this connection, the Company purchased a condominium for the price of $415,000, which Mr. Sawyer leased from the Company from September 15, 1993, until April 22, 1994, when the Company sold the residence for $415,000 with the express approval of Mr. Sawyer. In February 1995, the Company purchased a condominium unit for $192,500. Mr. Sawyer leases the unit for $1,800 per month. See "Election of Directors--Certain Relationships and Related Transactions." The employment agreement with Mr. Sawyer grants him an option to purchase the residence in certain circumstances.

PENSION PLAN

  The Company maintains a defined benefit plan (the "Pension Plan") intended to qualify under Section 401(a) of the Code. Effective October 1, 1989, the Company ceased benefit accruals under the Pension Plan with respect to service after such date. The Company intends that distributions will be made, in accordance with the terms of the Plan, to participants as of such date and/or their beneficiaries. The Company will continue to make contributions to the Pension Plan to fund its past service obligations. Generally, all employees of the Company or a participating subsidiary who completed at least one year of continuous service and attained 21 years of age were eligible to participate in the Pension Plan. For benefit and vesting purposes, the Pension Plan's "Normal Retirement Date" is the date on which a participant attains age 65 or, if later, the date of completion of 10 years of service. Service is measured from date of employment. The retirement income formula is 45% of the highest consecutive five-year average basic earnings during the last 10 years of employment, less 83 1/3% of the participant's Social Security benefit, reduced proportionately for years of service less than 10 at retirement. The normal form of benefit is a life annuity, or for married persons, a joint and survivor annuity. None of the Named Executives have any years of credited service under the Pension Plan.

COMPENSATION AND STOCK OPTION COMMITTEE REPORT

  The Compensation and Stock Option Committee of the Board of Directors (the "Compensation Committee"), consisting entirely of non-employee directors, approves all of the policies and programs pursuant to which compensation is paid or awarded to the Company's executive officers and key employees. The Compensation Committee held eight meetings in fiscal 1994. In reviewing overall compensation for fiscal 1994, the Compensation Committee focused on the Company's objectives to attract and retain executives of the highest caliber, to encourage the highest level of performance from such executives and to align the financial interests of the Company's management with that of its shareholders by offering awards that can result in the ownership of Common Stock. The Company did not utilize specific formulae or guidelines in reviewing and approving executive compensation.

  ELEMENTS OF EXECUTIVE COMPENSATION PROGRAM. The key elements of the Company's executive compensation program consist of base salary, annual bonus, stock options through participation in the Company's 1986 Stock Option Plan and stock options and other incentive awards through participation in the Company's 1990 Stock Incentive Plan. In awarding or approving compensation to executives in fiscal 1994, the Compensation Committee reviewed the performance and profitability of the Company, the present and potential contribution of the executive to the Company and the ability of the Company to attract and retain qualified executives in light of the Company's prior regulatory review of its operations, lawsuits asserted against it and its financial condition.

  BASE SALARY. Base salaries for executives were determined primarily by reference to individual performance, the principal job duties and responsibilities undertaken by such persons, industry norms and other relevant criteria. In order to attract and retain certain key executives, the Company has offered these executives long-term employment contracts which provide for specified base salaries.

  ANNUAL BONUS. The Compensation Committee determined the annual bonus to be paid to its executives for fiscal 1994 performance. The amount of each individual bonus was determined based upon an assessment of the general financial performance of the Company during the fiscal year and the individual's contribution to such performance, as opposed to determination by reference to a formal, goal-based plan. The Compensation Committee adopted this approach owing, in part, to uncertainties caused by previous regulatory review of its operations and various lawsuits asserted against the Company arising out of the acts of its prior management. Given the lack of predictability of such regulatory review and the litigation and the effects thereof, the Compensation Committee believed it was more effective to assess performance achievements on a historical basis rather than setting benchmarks, the achievement of which was largely out of the control of the Company and may not have reflected the executives' efforts.

  STOCK OPTIONS AND OTHER AWARDS. The Company's 1986 Stock Option Plan provides for stock option awards and the Company's 1990 Stock Incentive Plan provides for stock option and other equity-based awards. Under all such Plans, the size of each award and the persons to whom such awards are granted is determined by the Compensation Committee based upon the nature of services rendered by the executive, the present and potential contribution of the grantee to the Company and the overall performance of the Company. The Compensation Committee believes that grants of stock options will enable the Company to attract and retain the best available talent and encourage the highest level of performance in order to continue to serve the best interests of the Company and its shareholders. Stock options and other equity-based awards provide executives with the opportunity to acquire equity interests in the Company and to participate in the creation of shareholder value and to benefit correspondingly with increases in the price of the Company's Common Stock.

  COMPENSATION COMMITTEE'S ACTIONS FOR 1994. In determining the amount and form of executive compensation to be paid or awarded for fiscal 1994, the Compensation Committee considered both the

Company's overall financial performance during the fiscal year and its future objectives and challenges. The Compensation Committee approved awards of annual bonuses for certain executives, reflecting both the Company's financial performance for fiscal 1994 and the individual's contribution to such performance. The Compensation Committee also awarded stock options (including options to one Named Executive), extended the period in which such options are exercisable for certain former key employees and accelerated the vesting dates of previously awarded options for certain key employees.

  In reviewing and awarding compensation to executive officers for fiscal 1994, the Compensation Committee considered the performance and other criteria discussed earlier in this report. In addition, the Compensation Committee took into account the following specific factors:

    (i) the removal of the Company from the U.S. Food and Drug
  Administration's Application Integrity Assessment Program;

    (ii) the settlement of several significant litigations against the Company; and

    (iii) the efforts of executive officers in negotiating and implementing the distribution agreements with Genpharm, Inc. and The Generics Group B.V.

The Compensation Committee will continue to consider these and other factors in reviewing and awarding compensation to the Company's executive officers in the future.

  CHIEF EXECUTIVE OFFICER COMPENSATION. The Compensation Committee approved an employment agreement in October 1992 for Mr. Sawyer with the Company. In approving such employment agreement, the Compensation Committee authorized a base salary of $358,238 for Mr. Sawyer in fiscal year 1994. In addition to his base salary, Mr. Sawyer was awarded by the Compensation Committee a bonus of $100,000 for fiscal year 1994 performance and a cost of living allowance of $50,000.

  In reviewing and setting Mr. Sawyer's compensation, the Compensation Committee recognized his substantial role in (i) settling three significant lawsuits against the Company, (ii) negotiating and implementing several joint venture agreements for the Company, (iii) improving the manufacturing capacities of the Company, (iv) working to explore strategic alternatives for the Company and (v) diversifying the Company's customer base.

  Recently enacted Internal Revenue Code Section 162(m) limits deductions for federal income tax purposes for certain executive compensation in excess of $1 million. Certain types of compensation are deductible only if performance criteria are specified in detail and payments are contingent upon shareholder approval of the compensation arrangement. The level of salaries and bonus to the Named Executives paid by the Company do not exceed this limit at this time.

                    COMPENSATION AND STOCK OPTION COMMITTEE

                            Mark Auerbach
                            H. Spencer Matthews
                            Robin O. Motz

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  The Compensation Committee conducted deliberations concerning executive compensation during the last completed fiscal year. None of the Compensation Committee members are executive officers of the Company. None of the executive officers of the Company has served on the board of directors or on the compensation committee of any other entity, any of whose officers served on the Board of the Company.

PERFORMANCE GRAPH

  The graph below compares the cumulative total return of the Company's Common Stock with the cumulative total return of the New York Stock Exchange Composite Index and the S&P(R) Health Care Drugs Index for the annual periods from September 30, 1989 to September 30, 1994. The graph assumes $100 was invested on September 30, 1989 in the Company's Common Stock and $100 was invested at that time in each of the Indexes. The comparison assumes that all dividends are reinvested.

                             [GRAPH APPEARS HERE]

                   COMPARISON OF FIVE YEAR CUMULATIVE RETURN
          AMONG PHARMACEUTICAL RESOURCES, INC., NYSE COMPOSITE INDEX
                        AND S&P HEALTH CARE DRUGS INDEX

                            PHARMACEUTICAL      NYSE     S&P HEALTH
Measurement period            RESOURCES,     COMPOSITE   CARE DRUGS
(Fiscal Year Covered)            INC.          INDEX       INDEX
- ---------------------       --------------   ---------   ----------
Measurement PT -
09/30/89                       $ 100.00      $ 100.00     $ 100.00

FYE 09/30/90                   $  83.00      $  90.00     $ 108.00
FYE 09/30/91                   $  70.00      $ 119.00     $ 166.00
FYE 09/30/92                   $ 113.00      $ 132.00     $ 161.00
FYE 09/30/93                   $ 215.00      $ 151.00     $ 130.00
FYE 09/30/94                   $ 149.00      $ 157.00     $ 157.00

                                 PROPOSAL II:
                APPROVAL OF THE GRANT AND ISSUANCE TO CLAL OF A
                       WARRANT TO PURCHASE COMMON STOCK

GENERAL

  At the Meeting, the holders of Common Stock will be asked to approve the grant and issuance to Clal of the Proposed Warrant. The intent of the Stock Purchase Agreement was to allow Clal, through the purchase of Common Stock and the exercise of warrants, to own 19.99% of the issued and outstanding Common Stock after giving effect to the sale of such stock and the exercise of such warrants. Under the rules of the New York Stock Exchange, Inc. (the "NYSE"), the Company is required to obtain the consent of the Company's shareholders prior to issuing securities (including, for this purpose, warrants to purchase Common Stock) representing 20% or more of its Common Stock outstanding before the issuance of such securities. The issuance of Common Stock and warrants to Clal amounting to 19.99% of the issued and outstanding Common Stock immediately after the issuance of such securities would have required prior consent of shareholders under the NYSE rules. As a result, the Company issued to Clal on May 1, 1995, shares of Common Stock and the Outstanding Warrants which represented 19.99% of the Company's issued and outstanding Common Stock immediately prior to the closing of the Stock Purchase Agreement (including for this purpose, the shares covered by the Outstanding Warrant) and the Company agreed, under the Stock Purchase Agreement, to request consent from the Company's shareholders to issue the Proposed Warrant. The Proposed Warrant, together with the shares of Common Stock issued to Clal and the Outstanding Warrant, would allow Clal to own shares of Common Stock representing 19.99% of the issued and outstanding Common Stock as of the date of issuance of the Proposed Warrant after giving effect to the exercise of the Outstanding Warrant and the Proposed Warrant.

  If the shareholders approve the Proposed Warrant, the exercise price of the Outstanding Warrant will be increased by $1.00 per share to $11.00 per share for the first year of such Warrant and $12.00 thereafter. In addition, certain stock thresholds in the Stock Purchase Agreement respecting Clal's ownership of the Company's Common Stock applicable to Clal's exercise of rights will increase.

  THE BOARD RECOMMENDS APPROVAL OF THE PROPOSED WARRANT BY THE HOLDERS OF COMMON STOCK.

THE PROPOSED WARRANT

  The following is a summary of the terms of the Proposed Warrant. The Proposed Warrant is substantially similar to the Outstanding Warrant previously issued to Clal at the closing of the Stock Purchase Agreement. The form of the Outstanding Warrant is an exhibit to the Company's Form 8-K filed with the Securities and Exchange Commission on May 12, 1995.

  The Proposed Warrant will be titled the "Warrant to Purchase Common Stock." The Proposed Warrant is intended to allow Clal to purchase an additional number of shares of Common Stock (approximately 740,000 shares) which, when added to the shares of Common Stock owned by Clal and issuable upon exercise of the Outstanding Warrant, would represent 19.99% of the issued and outstanding Common Stock as of the date of issuance of the Proposed Warrant (including, for this purpose, the shares of Common Stock covered by the Outstanding Warrant and the Proposed Warrant). Accordingly, the number of shares of Common Stock issuable upon exercise of the Proposed Warrant cannot be determined until immediately before the Proposed Warrant is issued. The Proposed Warrant will provide for an exercise price of $11.00 per share for the first year and $12.00 per share for the two years thereafter. The Proposed Warrant will be exercisable at any time until May 1, 1998, subject to earlier termination or redemption in certain circumstances.

  The Company may redeem the Proposed Warrant, in whole or in part, at any time after December 1, 1995, at a redemption price of $.01 per share if the average of the closing sale prices per share of the Common Stock equals or exceeds $17.00 per share until May 1, 1996 and $18.00 per share thereafter. In addition, the Company has the right to redeem the Proposed Warrant, in whole or in part, at any time after Clal holds less than 8% of the issued and outstanding shares of Common Stock. The Proposed Warrant will expire on May 1, 1997 if the Company's net income for the fiscal year ending September 28, 1996, exceeds $5,000,000, subject to certain adjustments.

  The Proposed Warrant will provide that the number of shares of Common Stock issuable upon its exercise will be reduced by the number of shares of Common Stock, or securities exercisable or exchangeable for or convertible into, shares of Common Stock acquired by Clal in open market transactions. Any such reduction will be first applied against the Outstanding Warrant and then against the Proposed Warrant if there remain no further shares issuable upon exercise of the Outstanding Warrant.

  Neither the Proposed Warrant nor the shares of Common Stock issuable upon exercise of the Proposed Warrant will be registered or publicly traded, except for those shares of Common Stock to be registered pursuant to the exercise of Clal's registration rights. Clal has certain demand and piggy-back registration rights respecting shares issued upon exercise of the Proposed Warrants.

  The Proposed Warrant will contain provisions that will protect the holder thereof against dilution by adjustment of the exercise price and the number of shares issuable upon its exercise in certain events, such as stock dividends, stock splits, mergers, sale of all or substantially all of the Company's assets. The holder of the Proposed Warrant will not have any rights as a shareholder of the Company unless and until the Proposed Warrant is exercised. The issuance of the Proposed Warrant is not expected to have any significant effect upon the rights of existing securityholders.

  The terms of the Proposed Warrant, including the exercise prices, were determined through arm's length negotiation of the Company and Clal. The Company expects to use the proceeds received from the exercise of the Proposed Warrant for working capital purposes. In connection with the Stock Purchase Agreement, the Company and Clal have also formed the Joint Venture. See "Election of Directors--Certain Relationships and Related Transactions."

  The Company believes the grant and issuance of the Proposed Warrant is in the best interests of the Company and its shareholders. The affirmative vote of a majority of the votes cast by the holders of shares entitled to vote thereon who are present at the Meeting in person or by proxy is required for approval of the grant and issuance of the Proposed Warrant.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ADOPTION OF
                                                        ---
PROPOSAL II.

                                 PROPOSAL III:
                 APPROVAL AND ADOPTION OF AN AMENDMENT TO THE
                           1990 STOCK INCENTIVE PLAN

GENERAL

  At the Meeting, the holders of Common Stock will be asked to vote upon a proposal to approve an amendment to the Company's 1990 Stock Incentive Plan (the "1990 Plan") to increase by 500,000 the number of shares of Common Stock for which incentive awards may be granted thereunder. Under the 1990 Plan as currently in effect, incentive awards for 1,700,000 shares of Common Stock may be granted, of which, prior to June 23, 1995, 90,538 shares remained available for grant. On June 16, 1995, the Board approved the amendment and authorized the granting of incentive awards for an additional 500,000 shares, subject to approval of the amendment by the shareholders. The Board has determined that it is advisable to continue to provide stock-based incentive compensation to the Company's officers and key employees, thereby continuing to align the interests of such employees with those of shareholders, and that awards under the 1990 Plan are an effective means of providing such compensation. In order to continue to grant stock-based incentive compensation in the future, it is necessary to increase the number of shares available for grant under the 1990 Plan. The Board recommends approval of thereof by the holders of Common Stock.

SUMMARY OF 1990 PLAN AND AMENDMENT

  The following is a summary of the 1990 Plan and the proposed amendment to it. This summary does not purport to be complete, and is qualified in its entirety by reference to the text of the 1990 Plan. A copy of the 1990 Plan is available upon written request from the Company's Secretary.

  The purpose of the 1990 Plan is to attract and retain personnel of the highest caliber, provide increased incentive for officers and key employees and continue to promote the well-being of the Company. The 1990 Plan authorizes the granting of incentive awards for up to 1,700,000 shares of Common Stock, and if the amendment is approved, up to an additional 500,000 shares of Common Stock, subject to adjustment in the event of stock splits, stock dividends, recapitalizations, mergers, reorganizations, exchanges of shares and other similar changes affecting the Company's issued Common Stock. Incentive awards may be in the form of stock options, restricted stock awards, deferred stock awards, stock appreciation rights and other stock-based awards as described below. Unless sooner terminated, the 1990 Plan expires on March 22, 2000. Officers, key employees and other independent contractors who perform services for the Company or any of its subsidiaries are eligible to receive incentive awards. The 1990 Plan is administered by the Compensation Committee, which determines the persons to whom awards will be granted, the number of awards to be granted and the specific terms of each grant, subject to the provisions of the 1990 Plan. Members of the Compensation Committee and directors of the Company who are not also employees of the Company or any of its subsidiaries are not eligible to receive incentive awards under the 1990 Plan. There are approximately 450 persons eligible to receive incentive awards under the 1990 Plan (excluding consultants and advisors).

  INCENTIVE AND NONQUALIFIED OPTIONS. The 1990 Plan currently provides both for "incentive stock options" as defined in Section 422 of the Code and for options not qualifying as incentive options (collectively, "Options"), both of which may be granted with other stock-based awards available under the 1990 Plan. The Compensation Committee determines the persons to whom Options may be granted and the exercise price for each share issued in connection with an Option, but the exercise price of an incentive Option may not be less than 100% of the fair market value of Common Stock on the date of grant (in the case of an optionee owning more than 10% of the outstanding Common Stock, not less than 110% of such fair market value). The Compensation Committee also determines when Options may be exercised, which in no event may be more than ten years from the date of grant (in the case of an incentive Option granted to an optionee owning more than 10% of the outstanding Common Stock, not more than five years from the date of grant), and the manner in which each Option will become exercisable. The aggregate fair market value of the Common Stock with respect to which incentive Options are exercisable for the first time by any employee during any calendar year (under all incentive stock option plans of the Company and its subsidiaries) may not exceed $100,000.

  STOCK APPRECIATION RIGHTS. The Compensation Committee may grant stock appreciation rights ("SARs") in conjunction with all or part of any Option granted under the 1990 Plan. An SAR entitles the holder to surrender to the Company all or a portion of an Option in exchange for an amount (payable in cash and/or Common Stock) equal to the excess of the Fair Market Value (as defined in that 1990 Plan) of one share of Common Stock over the exercise price per share specified in a related Option granted to the holder multiplied by the number of shares subject to the SAR.

  RESTRICTED STOCK AWARDS. The Compensation Committee may award shares of restricted stock ("Restricted Stock"). Shares of Restricted Stock may be issued either alone or in addition to other awards granted under the 1990 Plan or other plans of the Company. The Compensation Committee determines the eligible persons to whom and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient, the time or times within which such awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the awards.

  DEFERRED STOCK AWARDS. The Compensation Committee may award shares of deferred stock ("Deferred Stock"). Shares of Deferred Stock may be awarded either alone or in addition to other awards granted under the 1990 Plan or other plans of the Company. The Compensation Committee determines the eligible persons to whom and the time or times at which Deferred Stock may be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period during which, and the conditions under which, receipt of the stock will be deferred, and all the other terms and conditions of the awards.

  OTHER STOCK-BASED AWARDS. The Compensation Committee may grant performance shares valued with reference to the performance of the Company or any subsidiary, either alone or in addition to or in tandem with Options, SARs, Restricted Stock or Deferred Stock (collectively, "Other Stock-Based Awards"). Subject to the terms of the 1990 Plan, the Compensation Committee has complete discretion to determine the terms and conditions applicable to Other Stock-Based Awards. Such terms and conditions may require, among other things, continued employment and/or the attainment of specified performance objectives.

  The 1990 Plan imposes restrictions on the sale, transfer, pledge, assignment or other encumbrance on shares of stock subject to Restricted Stock awards, Defaulted Stock awards and Other Stock-Based Awards. Upon a change in control of the Company, all Options and SARs become exercisable in full and all restrictions and deferrals contained in Restricted Stock awards, Deferred Stock awards, and Other Stock-Based Awards lapse or become accelerated.

  The amended, 1990 Plan will not provide additional benefits to the Named Executives as compared to the current 1990 Plan in effect. Rather, the amended 1990 Plan will provide for an increase in the number of shares of Common Stock which may be granted thereunder.

CERTAIN FEDERAL TAX CONSEQUENCES OF THE 1990 PLAN

  The following is a brief summary of certain Federal income tax aspects of options to be granted under the 1990 Plan based upon the Code and other statutes, regulations and interpretations in effect on the date of this Proxy Statement. The summary is not intended to be exhaustive and does not describe any state, local or foreign income or other tax consequences.

  INCENTIVE OPTIONS. A participant will recognize no taxable income upon the grant or exercise of an Option constituting an "incentive stock option" as defined under Section 422 of the Code ("Incentive Options"). Upon a disposition of the shares of Common Stock after the later of two years from the date of grant and one year after the transfer of the shares to the participant, (i) the participant will recognize the difference, if any, between the amount realized and the exercise price as long-term capital gain or long-term capital loss (as the case may be) if the shares are capital assets; and (ii) the Company will not qualify for any deduction in connection with the grant or exercise of the options.

  If shares of Common Stock acquired upon the exercise of an Incentive Option are disposed of prior to the expiration of the holding periods described above, (i) the participant will recognize ordinary compensation income in the taxable year of disposition in an amount equal to the excess, if any, of the lesser of the fair market value of the shares on the date of exercise or the amount realized on the disposition of the shares, over the exercise price paid for such shares; and (ii) the Company will qualify for a deduction equal to any such amount recognized, subject to the limitation that the compensation be reasonable. The participant will recognize the excess, if any, of the amount realized over the fair market value of the shares on the date of exercise, if the shares are capital assets, as capital gain and the Company will not qualify for a deduction with respect to such excess.

  NONQUALIFIED STOCK OPTIONS. Except as noted below, (i) upon grant of the nonqualified Option, a plan participant will recognize no income; (ii) upon exercise of the option (if the shares of Common Stock are not subject to a substantial risk of forfeiture and nontransferable), the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price, and the Company will qualify for a deduction in the same amount, subject to the requirement that the compensation be reasonable; and
(iii) on a sale of the shares, the participant will recognize gain or loss equal to the difference, if any, between the amount realized and the sum of the exercise price and the ordinary compensation income recognized. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the hands of the participant.

  If the shares of Common Stock acquired upon exercise of a nonqualified Option are subject to a substantial risk of forfeiture and are nontransferable, the participant's and the Company's Federal income tax consequences of the exercise and disposition of the shares will be determined under rules similar to those set forth below under "Restricted Stock."

  STOCK APPRECIATION RIGHTS. A participant who receives a SAR will recognize no income on the grant of such SAR, but he will recognize ordinary compensation income equal to the cash received and/or the fair market value on the date of transfer of any Common Stock received, and the Company will qualify for a deduction of an equal amount, subject to the limitation that compensation be reasonable.

  RESTRICTED STOCK. A participant who receives Restricted Stock will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the Restricted Stock at the time the Restricted Stock is no longer subject to a substantial risk of forfeiture or is transferable, over the consideration paid for the Restricted Stock. However, a participant may elect, under Section 83(b) of the Code, within thirty days of the transfer of the Restricted Stock, to recognize ordinary compensation income on the date of transfer in an amount equal to the excess, if any, of the fair market value on the date of such transfer of the shares of Restricted Stock (determined without regard to the restrictions) over the consideration paid for the Restricted Stock.

  Whether or not the participant makes an election under Section 83(b), the Company generally will qualify for a deduction (subject to the reasonable) equal to the amount that is taxable as ordinary income to the participant, in its taxable year in which or with which ends the taxable year of the participant in which such income is included as gross income. In addition, if the Restricted Stock was granted pursuant to an agreement entered into after February 17, 1993 (or an agreement entered into on or before February 17, 1993, which was materially modified after such date), the Company's ability to claim a compensation deduction may be limited by Section 162(m) of the Code which limits the amount a corporation can deduct as compensation with respect to certain key executives to $1 million per year.

  DEFERRED STOCK. A participant who receives an award of Deferred Stock will recognize no income on the grant of such award. However, he will recognize ordinary compensation income and the Company will be able to claim a corresponding deduction (subject to the limitation that compensation be reasonable and Section 162(m) described above) on the transfer of the Deferred Stock (or the later lapse of a substantial risk of forfeiture to which the Deferred Stock is subject, if the participant does not make a Section 83(b) election), in accordance with the same rules as discussed above under "Restricted Stock".

  OTHER STOCK-BASED AWARD. The Federal income tax treatment of Other Stock-Based Awards will depend upon the nature of any such award and the restrictions applicable to such award. Such an award may, depending on the nature of and conditions applicable to the award, be taxable as a stock option or an award of Restricted Stock.

  The Company believes the amendment to the 1990 Plan is in the best interests of the Company and its shareholders. The affirmative vote of a majority of the votes cast by the holders of shares entitled to vote thereon who are present at the Meeting in person or by proxy is required for approval of the amendment to the 1990 Plan.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ADOPTION OF
                                                        ---
PROPOSAL III.

                                 PROPOSAL IV:
          APPROVAL AND ADOPTION OF THE PHARMACEUTICAL RESOURCES, INC.
                       1995 DIRECTORS' STOCK OPTION PLAN

GENERAL

  At the Meeting, the holders of Common Stock will be asked to vote upon a proposal to approve and adopt the Company's 1995 Directors' Stock Option Plan (the "Directors' Plan"). On June 16, 1995, the Board approved the Directors' Plan effective June 16, 1995, subject to the approval and adoption of the Directors' Plan by the shareholders of the Company not later than June 19, 1996. The purpose of the Directors' Plan is to advance the interests of the Company by affording eligible directors an opportunity to acquire or increase their proprietary interests in the Company and, thus, the Directors' Plan encourages continued service and provides additional incentive to achieve the Company's growth objectives. The Directors' Plan will award options to non-employee directors who may be elected in the future. Current directors will obtain no future awards under the Directors' Plan if adopted by the Company's shareholders. The approval of the Directors' Plan will have no effect upon the Company's 1989 Directors' Stock Option Plan. The Board recommends approval thereof by the holders of Common Stock.

SUMMARY OF DIRECTORS' PLAN

  The following is a summary of the Directors' Plan. This summary does not purport to be complete, and is qualified in its entirety by reference to the text of the Directors' Plan. A copy of the Directors' Plan is available upon written request from the Company's Secretary at no charge.

  The Company has reserved for issuance under the Directors' Plan 100,000 shares of Common Stock. Options granted under the Directors' Plan may only be granted to directors of the Company who are not employees of the Company or otherwise eligible to receive options under any other plan adopted by the company or who are not directors of the Company on June 19, 1995 (each, an "Eligible Director"). There are no Eligible Directors currently. Such options do not qualify as incentive stock options within the meaning of Section 422 of the Code.

  If an unexercised option expires or terminates (in whole or in part) for any reason, the shares allocable to the unexercised portion of the option will be available for future grants of options under the Directors' Plan. The aggregate number of shares of Common Stock as to which options may be granted, the number of shares covered by each option and the option exercise price will be adjusted in the event of stock splits, stock dividends or other capital adjustments. The closing price of a share of Common Stock on the New York Stock Exchange on June 23, 1995 was $10.125.

  Directors are granted options on the date an Eligible Director is initially elected to the Board. One-third of the options granted under the Directors' Plan will become exercisable on each of the first three anniversaries of the date of grant, provided that the Eligible Director owns 1,500 shares of Common Stock immediately after the exercise of the option if the option is exercised prior to the second anniversary of its date of grant, 3,000 shares of Common Stock immediately after the exercise of the option if the option is exercised on or after the second anniversary of its date of grant but before the third anniversary, and 4,500 shares of Common Stock immediately after the exercise of the option if the option is exercised on or after the third anniversary of the date of grant. All options which have not become exercisable on the date an Eligible Director ceases to serve on the Board for any reason will terminate. To the extent options granted under the Directors' Plan become exercisable, such options remain exercisable until the tenth anniversary of the date of grant and remain exercisable regardless of whether the Eligible Director continues to serve as a member of the Board.

  Pursuant to its terms, the Directors' Plan is scheduled to terminate on June 16, 2005, and no options will be granted after that date. The provisions of the Directors' Plan, however, will continue thereafter to govern all options previously granted, until the exercise, expiration or cancellation thereof. The Board may, however, terminate the Directors' Plan at an earlier date and may modify or amend the Directors' Plan from time to time, except that, without the approval of the shareholders of the Company, no such modification or amendment may increase the maximum number of shares of Common Stock with respect to which options may be granted under the Directors' Plan, change the exercise price at which options may be granted, or change the eligibility provisions of the Directors' Plan. No termination of or modification or amendment to the Directors' Plan will adversely affect the rights of any person holding an option previously granted under the Directors' Plan without the consent of such person.

  No option is transferable other than by will or the laws of descent and distribution or by a qualified domestic relations order as defined under the Code and no option may be exercised by anyone other than the optionee, except that if the optionee dies or becomes incapacitated, the option may be exercised by the optionee's estate, legal representative or beneficiary, subject to all the other terms of the Directors' Plan.

  There are no present directors of the Company who are eligible to receive options under the Directors' Plan. The benefits to be received by future directors who will be Eligible Directors cannot be determined at this time.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

  The following is a brief summary of certain Federal income tax aspects of stock options to be granted under the Directors' Plan based upon the Code and other statutes, regulations and interpretations in effect on the date of this Proxy Statement. The summary is not intended to be exhaustive and does not include state, local or foreign income or other tax consequences.

  Any option granted under the Directors' Plan is not intended to qualify as an "incentive stock option", as that term is defined in Section 422 of the Code. Neither the option holder nor the Company will incur any Federal income tax consequences upon the grant of an option under the Directors' Plan. Generally, the option holder will recognize, on the date of exercise, ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares of Common Stock on the date of exercise over the exercise price thereof.

  On a subsequent sale of any shares obtained upon the exercise of an option, the participant will recognize capital gain or loss equal to the difference, if any, between the amount realized and his or her tax basis in the shares. Such capital gain or loss will be a long-term capital gain or loss if the sale occurs more than one year after the date of exercise and a short-term capital gain or loss if the sale occurs one year or less after the date of exercise. The tax basis of the shares, for purposes of computing taxable gain or loss, will be the sum of the exercise price and the amount of ordinary income recognized on the date of exercise.

  For Federal income tax purposes, the Company is generally entitled to a deduction in an amount equal to the ordinary compensation income recognized by the option holder, to the extent that such income is considered reasonable compensation under the Code. Generally, the Company will be entitled to claim such deduction in the fiscal year containing the last day of the calendar year in which the option is exercised.

  The Company believes the amendment to the Directors' Plan is in the best interests of the Company and its shareholders. The affirmative vote of a majority of the votes cast by the holders of shares entitled to vote thereon who are present at the Meeting in person or by proxy is required for approval of the amendment to the Directors' Plan.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ADOPTION OF
                                                        ---
PROPOSAL IV.

                             INDEPENDENT AUDITORS

  The Board has selected the firm of Richard A. Eisner & Company, LLP, independent certified public accountants, to act as independent public accountants for the Company for the 1995 fiscal year. Richard A. Eisner & Company, LLP has acted in such capacity for each of the Company's and Par's fiscal years since the fiscal year ended September 30, 1981. A representative of Richard A. Eisner & Company, LLP is expected to be present at the Meeting, such representative will have the opportunity to make a statement if he or she so desires and is expected to be available to respond to appropriate questions.

                                 OTHER MATTERS

  At the date of this proxy statement, the Board has no knowledge of any business which will be presented for consideration at the Meeting, other than as described above. If any other matter or matters are properly brought before the Meeting or any adjournment(s) thereof, it is the intention of the persons named in the accompanying form of proxy to vote proxies on such matters in accordance with their best judgment.

                      SUBMISSION OF SHAREHOLDER PROPOSALS

  Any proposal which is intended to be presented by any shareholder for action at the 1996 Annual Meeting of Shareholders must be received in writing by the Secretary of the Company, at One Ram Ridge Road, Spring Valley, New York 10977, not later than October 3, 1995 in order for such proposal to be considered for inclusion in the proxy statement and form of proxy relating to the 1996 Annual Meeting of Shareholders.

                                          By Order of the Board of Directors

                                          Robert I. Edinger
                                          Secretary

Dated: July [ ], 1995

                           1990 STOCK INCENTIVE PLAN

                         PHARMACEUTICAL RESOURCES, INC.

Section 1.  Purpose; Definitions.

     The purpose of the Pharmaceutical Resources, Inc. 1990 Stock Incentive Plan (the "Plan") is to enable Pharmaceutical Resources, Inc. (the "Company") to offer to officers, other employees and independent agents, consultants and attorneys of the Company and its subsidiaries, long-term performance-based stock and/or other equity interests in the Company thereby enhancing their ability to attract, retain and reward such individuals. The various types of long-term incentive awards which may be provided under the Plan will enable Pharmaceutical Resources, Inc. to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its businesses.

     For purposes of the Plan, the following terms shall be defined as set forth below:

     (a) "Agents" means those persons who are not employees of the Company or any subsidiary, including independent agents, consultants and attorneys for the Company.

     (b) "Board" means the Board of Directors of Pharmaceutical Resources, Inc.

     (c) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

     (d) "Committee" means the Stock Option Committee of the Board or any other committee of the Board which the Board may designate.

     (e) "Company" means Pharmaceutical Resources, Inc., a corporation organized under the laws of the State of New Jersey.

     (f) "Deferred Stock" means Stock to be received, under an award made pursuant to Section 8 below, at the end of a specified deferral period.

     (g) "Disability" means disability as determined under procedures established by the Committee for purposes of the Plan.

     (h) "Early Retirement" means retirement, with the approval of the Committee for purposes of one or more award(s) hereunder, from active employment with the Company or any Subsidiary prior to age 65.

     (i) "Fair Market Value", unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the Stock is listed on a national securities exchange or quoted on the NASDAQ National Market System, the closing price of the Stock on the last preceding day on which the Stock was traded, as reported on the composite tape or by NASDAQ/NMS System Statistics, as the case may be; (ii) if the Stock is not listed on a national securities exchange or quoted on the NASDAQ National Market System, but is traded in the over-the-counter market, the average of the closing bid and asked prices for the Stock on the last preceding day for which such quotations are reported by NASDAQ; and (iii) if the Fair Market Value of the Stock cannot be determined pursuant to clause (i) or (ii) above, such price as the Committee shall determine.

     (j) "Incentive Stock Option" means any Stock Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

     (k) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

     (l) "Normal Retirement" means retirement from active employment with the Company or any Subsidiary on or after age 65.

     (m) "Other Stock-Based Award" means an award under Section 9 below that is valued in whole or in part by reference to, or is otherwise based upon, Stock.

     (n) "Plan" means this Pharmaceutical Resources, Inc. 1990 Stock Incentive Plan, as hereinafter amended from time to time.

     (o) "Qualified Domestic Relations Order" shall have the meaning assigned to such term under the Code.

     (p) "Restricted Stock" means Stock, received under an award made pursuant to Section 7 below, that is subject to restrictions under said Section 7.

     (q) "Retirement" means Normal Retirement or Early Retirement.

     (r) "SAR Value" means the value of the excess of the Fair Market Value of one share of Stock over the option price per share specified in a related Stock Option multiplied by the number of shares in respect of which the Stock Appreciation Right shall be exercised, on the date of exercise.

     (s) "Stock" means the Common Stock of the Company, par value $.01 per share.

     (t) "Stock Appreciation Right" means the right, pursuant to an award granted under Section 6 below, to surrender to the Company all (or a portion) of a Stock Option in exchange for an amount equal to the SAR Value.

     (u) "Stock Option" or "Option" means any option to purchase shares of Stock which is granted pursuant to the Plan.

     (v) "Subsidiary" means any present or future subsidiary corporation of the Company, as such term is defined in Section 424(f) of the Code, or any successor thereto.

Section 2.  Administration.

     The Plan shall be administered by the Committee, the membership of which shall be at all times constituted so as to not adversely affect the compliance of the Plan with the requirements of Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act"), as in effect from time to time, or with the requirements of any other applicable law, rule or regulation.

     The Committee shall have full authority to grant, pursuant to the terms of the Plan, to officers, other employees and Agents under Section 4 below: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Deferred Stock, and/or (v) Other Stock-Based Awards.

     For purposes of illustration and not of limitation, the Committee shall have the authority (subject to the express provisions of this Plan):

     (i) to select the officers, other employees and Agents of the Company or any Subsidiary to whom Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock and/or Other Stock-Based Awards may from time to time be granted hereunder;

     (ii) to determine the Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock and/or Other Stock-Based Awards, or any combination thereof, if any, to be granted hereunder to one or more officers, other employees and Agents;

     (iii) to determine the number of shares to be covered by each award granted hereunder;

     (iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, share price, any restrictions or limitations, and any vesting, acceleration or forfeiture provisions, as the Committee shall determine);

     (v) to determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other awards made by the Company or any Subsidiary outside of this Plan;

     (vi) to determine the extent and circumstances under which Stock and other amounts payable with respect to an award hereunder shall be deferred, which may be either automatic or at the election of the participant; and

     (vii) to substitute (A) new Stock Options for previously granted Stock Options, which previously granted Stock Options have higher option exercise prices and/or contain other less favorable terms, and (B) new awards of any other type for previously granted awards of the same type, which previously granted awards are upon less favorable terms.

     Subject to Section 11 hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all agreements relating thereto), and to otherwise supervise the administration of the Plan.

     Subject to Section 11 hereof, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee's sole discretion and shall be final and binding upon all persons, including the Company, its Subsidiaries and Plan participants.

Section 3.  Stock Subject to Plan.

     The total number of shares of Stock reserved and available for distribution under the Plan shall be 2,200,000 shares. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

     If any shares of Stock that have been optioned cease to be subject to a Stock Option, or if any shares of Stock that are subject to any Stock Appreciation Right, Restricted Stock, Deferred Stock award or Other Stock-Based Award granted hereunder are forfeited or any such award otherwise terminates without a payment being made to the participant in the form of cash and/or Stock, such shares shall again be available for distribution in connection with future grants and awards under the Plan.

     In the event of any merger, reorganization, consolidation, recapitalization, dividend (other than a dividend or its equivalent which is credited to a Plan participant or a regular cash dividend), Stock split, or other change in corporate structure affecting the Stock, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, in the number and option price of shares subject to outstanding Options granted under the Plan, and in the number of shares subject to other outstanding awards (including but not limited to awards of Restricted Stock, Deferred Stock and Other Stock-Based Awards) granted under the Plan as may be determined to be appropriate by the Committee in order to prevent dilution or enlargement of rights, provided that the number of shares subject to any award shall always be a whole number. Such adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right associated with any Stock Option.

Section 4.  Eligibility.

     Officers and other employees of the Company or any Subsidiary (but excluding members of the Committee and any person who serves only as a director) who are at the time of the grant of an award under this Plan regularly employed by the Company or any Subsidiary on a full-time basis and who are responsible for or contribute to the management, growth and/or profitability of the business of the Company or any Subsidiary, are eligible to be granted Options and awards under the Plan. Eligibility under the Plan for such officers and other employees, and Agents, shall be determined by the Committee.

Section 5.  Stock Options.

     (a) Grant and Exercise. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. Any Stock Option granted under the Plan shall contain such terms as the Committee may from time to time approve. The Committee shall have the authority to grant to any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights), which may be granted alone or in addition to other awards granted by the Company. To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option.

     Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options or any agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the optionee(s) affected, to disqualify any Incentive Stock Option under such Section 422.

     (b) Terms and Conditions. Stock Options granted under the Plan shall be subject to the following terms and conditions:

     (i) Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant but shall be not less than 100% of the Fair Market Value at the time of grant (110%, in the case of an Incentive Stock Option granted to an optionee ("10% Stockholder") who, at the time of grant, owns Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent (if any) or subsidiary corporations, as those terms are defined in Sections 424(e) and (f) of the Code).

     (ii) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten years (five years, in the case of an Incentive Stock Option granted to a 10% Stockholder) after the date on which the Option is granted, and no Non-Qualified Stock Option shall be exercisable more than ten years and one day after the date on which the Option is granted.

     (iii) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Committee shall determine.

     (iv) Method of Exercise. Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares of Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price, which shall be in cash or, unless otherwise provided in the Stock Option agreement referred to in Section 5(b)(xii) below, in whole shares of Stock which are already owned by the holder of the Option or, unless otherwise provided in the Stock Option agreement referred to in Section 5(b)(xii) below, partly in cash and partly in such Stock. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof. Payments in the form of Stock (which shall be valued at the Fair Market Value of a share of Stock on the date of exercise) shall be made by delivery of stock certificates in negotiable form which are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances. The holder of an Option shall have none of the rights of a stockholder with respect to the shares subject to the Option until such shares shall be transferred to the holder upon the exercise of the Option. At the discretion of the Board or the Committee, as the case may be, an Option may be exercised with respect to a specified number of shares of Stock by written notice of exercise to the Company stating that (i) the option price for the shares and any withholding tax due thereon will be paid to the Company directly by a broker-dealer designated by the optionee and irrevocable instructions to such effect have been furnished by the optionee to such broker-dealer; and (ii) an advice from the broker-dealer confirming payment to the Company will be promptly delivered to the Company. The exercise of any such option shall be irrevocable at the time of notice to the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Stock with respect to the exercise of the option until the Company has confirmed the receipt of good and sufficient funds in payment of the purchase price thereof.

     (v) Transferability; Exercisability. No Stock Option shall be transferable by the optionee otherwise than by will, by the laws of descent and distribution or by a Qualified Domestic Relations Order, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee or by his spouse to whom the Option has been transferred pursuant to the terms of a Qualified Domestic Relations Order.

     (vi) Termination by Reason of Death. Subject to Section 5(b)(x) below, in the event of the death of an optionee, any Stock Option held by such optionee, unless otherwise determined by the Committee, shall be exercisable by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of one year (or such other period as the Committee may specify) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter, to the extent such Stock Option was exercisable at the time of death.

     (vii) Termination by Reason of Disability of Employee Optionee. Subject to Section 5(b)(x) below, any Stock Options held by an optionee who is an officer or employee and whose employment by the Company or any Subsidiary terminates by reason of Disability, unless otherwise determined by the Committee, shall be exercisable by the optionee for a period of one year (or such other period as the Committee may specify) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter, to the extent such Stock Option was exercisable at the time of such disability; provided, however, that if the optionee dies within such one-year period (or such other period as the Committee shall specify), any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

     (viii) Termination by Reason of Retirement of Employee Optionee.
Subject to Section 5(b)(x) below, any Stock Options held by an optionee who is an officer or employee and whose employment by the Company or a Subsidiary terminates by reason of Normal Retirement, unless otherwise determined by the Committee, shall be exercisable by the optionee for a period of one year (or such other period as the Committee may specify) from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is the shorter, to the extent such Stock Option was exercisable at the time of such Normal Retirement; provided, however, that if the optionee dies within such one-year period, any unexercised Stock Option held by such optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. If an optionee's employment with the Company or any Subsidiary terminates by reason of Early Retirement, the Stock Option shall thereupon terminate, provided if the Committee so approves at the time of Early Retirement, any Stock Option held by the optionee shall be fully vested and may thereafter be exercised by the optionee as provided above in connection with termination of employment by reason of Normal Retirement.

     (ix) Other Termination of Employment of Employee Optionee. Subject to the provisions of Section 13(g) below and unless otherwise determined by the Committee, if an optionee who is an officer or employee whose employment by the Company or any Subsidiary terminates for any reason other than death, Disability or Retirement, any Stock Options held by him shall thereupon automatically terminate, except that if the optionee's employment is involuntarily terminated by the Company or a Subsidiary, without cause, such Stock Option may be exercised for the lesser of three months after termination of employment or the balance of such Stock Option's term.

     (x) Additional Incentive Stock Option Limitation. In the case of an Incentive Stock Option, the amount of Stock (determined at the time of grant of the Option using the Fair Market Value of the Stock as of such date) with respect to which Incentive Stock Options are exercisable for the first time by an optionee during any calendar year (under all such plans of optionee's employer corporation and its parent and subsidiary corporations, as defined in Sections 424(e) and (f) of the Code) shall not exceed $100,000.

     (xi) Buy out and Settlement Provisions. The Committee may at any time offer to buy out a Stock Option previously granted, based upon such terms and conditions as the Committee shall establish and communicate to the optionee at the time that such offer is made.

     (xii) Stock Option Agreement. Each grant of a Stock Option shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and the participant.

Section 6. Stock Appreciation Rights.

     (a) Grant and Exercise. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted by the Company. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Non-Qualified Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Incentive Stock Option.

     A Stock Appreciation Right which is granted with respect to a given Stock Option shall terminate and shall no longer be exercisable upon the termination or exercise of the related Stock Option, except that, unless otherwise determined by the Committee at the time of grant, a Stock Appreciation Right granted with respect to less than the full number of shares covered by a related Stock Option shall not be reduced until after the number of shares remaining under the related Stock Option equals the number of shares covered by the Stock Appreciation Right.

     A Stock Appreciation Right may be exercised by an optionee, in accordance with Section 6(b) below, by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the optionee shall be entitled to receive an amount (and in the form) determined in the manner prescribed in Section 6(b) below. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

     (b) Terms and Conditions. Stock Appreciation Rights shall be subject to the following terms and conditions:

     (i) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 5 above and this
Section 6 of the Plan; provided, however, that any Stock Appreciation Right granted subsequent to the grant of the related Stock Option shall not be exercisable during the first six months of the term of such Stock Appreciation Right, except that this special limitation shall not apply in the event of Disability or Termination of an employee optionee or death of an optionee prior to the expiration of the six-month period.

     (ii) Upon the exercise of a Stock Appreciation Right, an optionee shall be entitled to receive up to, but not more than, an amount in cash and/or shares of Stock equal to the SAR Value with the Committee having the right to determine the form of payment, subject to Section 6(b)(v) below. For purposes of this paragraph, the shares of Stock will be valued at their Fair Market Value at the date of exercise of the Stock Appreciation Right.

     (iii) Stock Appreciation Rights shall be transferable and exercisable only when and to the extent that the underlying Stock Option would be transferable and exercisable under Section 5(b)(v) of this Plan.

     (iv) Upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 of the Plan on the number of shares of Stock to be issued under the Plan, but only to the extent of the number of shares issued under the Stock Appreciation Right at the time of exercise based upon the SAR Value.

     (v) The Committee may grant "Limited Stock Appreciation Rights", i.e., Stock Appreciation Rights that become exercisable only in the event of a Change in Control as defined in Section 10 below, subject to such terms and conditions as the Committee may specify at the time of grant. Said Limited Stock Appreciation Rights shall be settled solely in cash, in an amount equal to the SAR Value.

     Each grant of Stock Appreciation Rights shall be confirmed by, and shall be subject to the terms of, an agreement, executed by the Company and the participant.

Section 7. Restricted Stock.

     (a) Grant and Exercise. Shares of Restricted Stock may be issued either alone or in addition to other awards granted by the Company. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient, the time or times within which such awards may be subject to forfeiture (the "Restriction Period"), the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the awards.

     The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals or such other factors as the Committee may determine.

     (b) Terms and Conditions. Each Restricted Stock award shall be subject to the following terms and conditions:

     (i) Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a restrictive legend to the effect that ownership of the Restricted Stock (and such Retained Distributions), and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms and conditions provided in the Plan and the applicable Restricted Stock agreement. Such certificates shall be deposited by the holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the applicable Restricted Stock agreement.

     (ii) Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The holder will have the right to vote such Restricted Stock, to receive and retain all regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute on such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Restricted Stock, with the exceptions that (A) the holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (B) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (C) other than regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute, the Company will retain custody of all distributions ("Retained Distributions") made or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; (D) the holder may not sell, assign, transfer, pledge, exchange, encumber or dispose of the Restricted Shares or any Retained Distributions during the Restriction Period; and (E) a breach by the holder of any of the restrictions, terms or conditions contained in this Plan or the Restricted Stock agreement referred to in the following clause (iv) or otherwise established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

     (iii) Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (A) all or part of such Restricted Stock shall become vested in accordance with the terms of the Restricted Stock agreement referred to in the following clause (iv), and (B) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

     (iv) Each Restricted Stock award shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and the participant.

Section 8.  Deferred Stock.

     (a) Grant and Exercise. Deferred Stock may be awarded either alone or in addition to other awards granted by the Company. The Committee shall determine the eligible persons to whom and the time or times at which Deferred Stock shall be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period (the "Deferral Period") during which, and the conditions under which, receipt of the Stock will be deferred, and all the other terms and conditions of the awards.

     The Committee may condition the grant of Deferred Stock upon the attainment of specified performance goals or such other factors or criteria as the Committee shall determine.

     (b) Terms and Conditions. Each Deferred Stock award shall be subject to the following terms and conditions:

     (i) Subject to the provisions of this Plan and the award agreement referred to in Section 8(b)(vii) below, Deferred Stock awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period. At the expiration of the Deferral Period (or the Additional Deferral Period referred to in Section 8(b)(vi) below, where applicable), share certificates shall be delivered to the participant, or his legal representative, in a number equal to the shares covered by the Deferred Stock award.

     (ii) As determined by the Committee at the time of award, amounts equal to any dividends declared during the Deferral Period (or the Additional Deferral Period referred to in Section 8(b)(vi) below, where applicable) with respect to the number of shares covered by a Deferred Stock award may be paid to the participant currently or deferred and deemed to be reinvested in additional Deferred Stock.

     (iii)  Subject to the provisions of the award agreement and this Section
8 and Section 13(g) below, upon termination of a participant who is an officer or employee whose employment with the Company or any Subsidiary is terminated for any reason during the Deferral Period (or the Additional Deferral Period referred to in Section 8(b)(vi) below, where applicable) for a given award, the Deferred Stock in question will vest or be forfeited in accordance with the terms and conditions established by the Committee at the time of grant.

     (iv) The Committee may, after grant, accelerate the vesting of all or any part of any Deferred Stock award and/or waive the deferral limitations for all or any part of a Deferred Stock award.

     (v) In the event of hardship or other special circumstances of an Agent or a participant who is an officer or employee whose employment with the Company or any Subsidiary is involuntarily terminated (other than for cause), the Committee may waive in whole or in part any or all of the remaining deferral limitations imposed hereunder or pursuant to the award agreement referred to in
Section 8(b)(vii) below with respect to any or all of the participant's Deferred Stock.

     (vi) A participant may request to, and the Committee may at any time, defer the receipt of an award (or an installment of an award) for an additional specified period or until a specified event (the "Additional Deferral Period"). Subject to any exceptions adopted by the Committee, such request must generally be made at least one year prior to expiration of the Deferral Period for such Deferred Stock award (or such installment).

     (vii) Each Deferred Stock award shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and the participant.

Section 9.  Other Stock-Based Awards.

     (a) Grant and Exercise. Other Stock-Based Awards which may include performance shares, and shares valued by reference to the performance of the Company or any Subsidiary, may be granted either alone or in addition to or in tandem with Stock Options, Stock Appreciation Rights, Restricted Stock or Deferred Stock under this or any other plan.

     The Committee shall determine the eligible persons to whom, and the time or times at which, such awards shall be made, the number of shares of Stock to be awarded pursuant to such awards, and all other terms and conditions of the awards. The Committee may also provide for the grant of Stock under such awards upon the completion of a specified performance period.

     (b) Terms and Conditions. Each Other Stock-Based Award shall be subject to the following terms and conditions:

     (i) Shares of Stock subject to an Other Stock-Based Award may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

     (ii) The recipient of an Other Stock-Based Award shall be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares covered by the award, as determined by the Committee at the time of the award. The Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Stock.

     (iii) Any Other Stock-Based Award and any Stock covered by any Other Stock-Based Award shall vest or be forfeited to the extent so provided in the award agreement, as determined by the Committee.

     (iv) In the event of Retirement, Disability or death of a participant who is an officer or employee of the Company or any Subsidiary, or in cases of special circumstances of any participant, the Committee may waive in whole or in part any or all of the limitations imposed hereunder (if any) with respect to any or all of an Other Stock-Based Award.

     (v) Each Other Stock-Based Award shall be confirmed by, and shall be subject to the terms of, an agreement executed by the Company and by the participant.

Section 10.  Change in Control Provisions.

     (a) A "Change of Control" shall be deemed to have occurred on the tenth day after:

     (i) any individual, firm, corporation or other entity, or any group (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934) (the "Act") becomes, directly or indirectly, the beneficial owner (as defined in the General Rules and Regulations of the Securities and Exchange Commission with respect to Sections 13(d) and 13(g) of the Act) of more than 20% of the then outstanding shares of the Company's capital stock entitled to vote generally in the election of directors of the Company; or

     (i) the commencement of, or the first public announcement of the intention of any individual, firm, corporation or other entity or of any group (as defined in Section 13(d)(3) of the Act) to commence, a tender or exchange offer subject to Section 14(d)(1) of the Act for any class of the Company's capital stock; or

     (ii) the stockholders of the Company approve (A) a definitive agreement for the merger or other business combination of the Company with or into another corporation pursuant to which the stockholders of the Company do not own, immediately after the transaction, more than 50% of the voting power of the corporation that survives and is a publicly owned corporation and not a subsidiary of another corporation, or (B) a definitive agreement for the sale, exchange or other disposition of all or substantially all of the assets of the Company, or (C) any plan or proposal for the liquidation or dissolution of the Company;

     provided, however, that a "Change of Control" shall not be deemed to have taken place if beneficial ownership is acquired by, or a tender or exchange offer is commenced or announced by, the Company, any profit-sharing, employee ownership or other employee benefit plan of the Company, any trustee of or fiduciary with respect to any such plan when acting in such capacity, or any group comprised solely of such entities.

     (b) In the event of a "Change of Control" as defined in Subsection (a) above, awards granted under the Plan will be subject to the following provisions, unless the provisions of this Section 10 are suspended or terminated by an affirmative vote of a majority of the Board prior to the occurrence of such a "Change of Control":

     (i) all outstanding Stock Options, and all Stock Appreciation Rights (including Limited Stock Appreciation Rights) shall become exercisable in full, whether or not otherwise exercisable at such time, and any such Stock Option or Stock Appreciation Right shall remain exercisable in full thereafter until it expires pursuant to its terms; and

     (ii) all restrictions and deferral limitations contained in Restricted Stock awards, Deferred Stock awards and Other Stock-Based Awards granted under the Plan shall lapse.

Section 11.  Amendments and Termination.

     The Board may at any time, and from time to time, amend any of the provisions of the Plan, and may at any time suspend or terminate the Plan; provided, however, that no such amendment shall be effective unless and until it has been duly approved by the holders of the outstanding shares of Stock if (a) it increases the aggregate number of shares of Stock which are issued pursuant to the Plan, (except as provided in Section 3 above) or (b) the failure to obtain such approval would adversely affect the compliance of the Plan with the requirements of Rule 16b-3 under the Act, as in effect from time to time, or with the requirements of any other applicable law, rule or regulation. The Committee may amend the terms of any award theretofore granted under the Plan; provided, however, that subject to Section 3 above, no such amendment may be made by the Committee which in any material respect impairs the rights of the participant without the participant's consent.

Section 12.  Unfunded Status of Plan.

     The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Company, nothing contained herein shall give any such participant or optionee any rights that are greater than those of a general creditor of the Company.

Section 13.  General Provisions.

     (a) Investment Representations. The Committee may require each person acquiring shares of Stock pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the optionee or participant is acquiring the shares for investment without a view to distribution thereof.

     All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     (b) Additional Incentive Arrangements. Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of stock options and the awarding of stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

     (c) Continued Employment. Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any officer, employee or Agent of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its officers, employees or Agents at any time.

     (d) Withholding. Not later than the date as of which an amount first becomes includable in the gross income of the participant for Federal income tax purposes with respect to any award under the Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Committee, tax withholding or payment obligations may be settled with Stock, including Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional upon such payment or arrangements and the Company or the participant's employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant from the Company or any Subsidiary.

     (e) Governing Law. The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of New York (without regard to choice of law provisions).

     (f) Other Benefit Plans. Any Stock Option granted or other award made under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under this Plan).

     (g) Employee Status. A leave of absence, unless otherwise determined by the Committee prior to the commencement thereof, shall not be considered a termination of employment. Any Stock Option granted or awards made under the Plan to officers and employees of the Company or any Subsidiary shall not be affected by any change of employment, so long as the holder continues to be an employee of the Company or any Subsidiary.

     (h) Non-Transferability. Except as otherwise expressly provided in the Plan, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbered or charged, otherwise than by will, by the laws of decent and distribution or by a Qualified Domestic Relations Order, and any attempt otherwise to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of the person entitled to such benefit.

     (i) Applicable Laws. The obligations of the Company with respect to all Stock Options and awards under the Plan shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of a registration statement under the Securities Act of 1933, and (ii) the rules and regulations of any securities exchange on which the Stock may be listed.

     (j) Conflicts. If any of the terms or provisions of the Plan conflict with the requirements of Rule 16b-3 under the Act, as in effect from time to time, or with the requirements of any other applicable law, rule or regulation, and/or with respect to Incentive Stock Options, Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of said Rule 16b-3, and/or with respect to Incentive Stock Options, Section 422 of the Code. With respect to Incentive Stock Options, if this Plan does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein, with the same force and effect as if such provision had been set out at length herein.

     (k) Written Agreements. The Committee may terminate any Stock Option or other award made under the Plan if a written agreement relating thereto is not executed and returned to the Company within 30 days after such agreement has been delivered to the participant for his or her execution.

     (l) Consideration for Stock. The Committee may not grant any awards under the Plan pursuant to which the Company will be required to issue any shares of Stock unless the Company will receive consideration for the shares of Stock sufficient under the laws of the State of New Jersey so that such shares of Stock will be fully paid and nonassessable when issued.

Section 14.  Effective Date of Plan.

     The Plan was deemed adopted on the date it was approved by the stockholders of Par and became effective as to Par as of March 23, 1990. The Plan was adopted as to the Company on the date of adoption and assumption by the Board, and the Plan became effective as to the Company on the effective date of the merger of Par Merging Corp., a subsidiary of the Company, with and into Par.

Section 15.  Term of Plan.

     No Stock Option, Stock Appreciation Rights Restricted Stock award, Deferred Stock award or Other Stock-Based Award shall be granted pursuant to the Plan on or after March 23, 2000, but awards granted prior to such date may extend beyond that date.

As of June 1995

                         PHARMACEUTICAL RESOURCES, INC.

                       1995 DIRECTORS' STOCK OPTION PLAN


                                   ARTICLE I

                                  DEFINITIONS

     As used herein, the following terms have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

          (a) "Board" shall mean the Board of Directors of the Company.

          (b) "Company" shall mean Pharmaceutical Resources, Inc.

          (c) "Date of Grant" shall mean the date an Eligible Director is initially elected to the Board of Directors.

          (d) "Eligible Director" shall mean any director of the Company other than (i) any director of the Company on the Effective Date of this Plan, or (ii) any person who, at the time of his election to the Board, is an employee of the Company or any of its subsidiaries.

          (e) "Fair Market Value" shall mean, with respect to any share of stock on any day: (i) if the principal market for the Stock is The New York Stock Exchange, any other national securities exchange or the NASDAQ National Market, the closing sales price of the Stock on such day as reported by such exchange or market system, or on a consolidated tape reflecting transactions on such exchange or market system, or (ii) if the principal market for the Stock is not a national securities exchange or the NASDAQ National Market and the Stock is quoted on the National Association of Securities Dealers Automated Quotations System, the mean between the closing bid and the closing asked prices for the Stock on such day as quoted on such System, or (iii) if the principal market for the Stock is not quoted on the National Association of Securities Dealers Automated Quotations System, the mean between the highest bid and lowest asked prices for the Stock on such day as reported by the National Quotation Bureau, Inc.; provided that if clauses (i), (ii) and (iii) of this paragraph are all inapplicable, or if no trades have been made or no quotes are available for such day, the Fair Market Value of the Stock shall be determined by the Company by any method which it deems to be appropriate. The determination of the Company shall be conclusive as to the Fair Market Value of the Stock.

          (f) "Option" shall mean an Eligible Director's stock option to purchase Stock granted pursuant to the provisions of Article V hereof.

          (g) "Option Price" shall mean the price at which an Optionee may purchase a share of Stock under a Stock Option Agreement.

          (h) "Optionee" shall mean an Eligible Director to whom an Option has been granted hereunder.

          (i) "Plan" shall mean the Pharmaceutical Resources, Inc. 1995 Directors' Stock Option Plan, the terms of which are set forth herein, as amended form time to time.

          (j) "Qualified Domestic Relations Order" shall have the meaning assigned to such term under the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

          (k) "Stock" shall mean the common stock, par value $.01 per share, of the Company or, in the event that the outstanding shares of Stock are hereafter changed into or exchanged for different stock or securities of the Company or some other corporation, such other stock or securities.

          (l) "Stock Option Agreement" shall mean an agreement between the Company and the Optionee under which the Optionee may purchase Stock in accordance with the Plan.

          (m) "Stockholders" shall mean the holders of outstanding shares of Stock of the Company.


                                   ARTICLE II

                                    THE PLAN

          2.1  Name.  This Plan shall be known as the "Pharmaceutical Resources,
               ----
Inc. 1995 Directors' Stock Option Plan".

          2.2  Purpose.  The purpose of the Plan is to advance the interests of
               -------
the Company and its Stockholders by affording Eligible Directors of the Company an opportunity to acquire or increase their proprietary interests in the Company, and thereby to encourage their continued service as directors and to provide them additional incentives to achieve the growth objectives of the Company.

          2.3  Effective Date.  The Plan shall become effective on the date of
               --------------
its adoption by the Board of Directors of the Company, subject to the approval of the Plan by the Stockholders within one year after the effective date. Any Options granted under the Plan prior to such approval shall be effective when made, but shall be conditioned upon, and subject to, such approval of the Plan by the Stockholders (and no Options shall be exercisable prior to such approval).

          2.4  Termination Date. The Plan shall terminate and no further Options
               ----------------
shall be granted hereunder on or after May 31, 2005.


                                  ARTICLE III

                                  PARTICIPANTS

          Each Eligible Director shall participate in the Plan as of the date that he is elected as a member of the Board.


                                   ARTICLE IV

                        SHARES OF STOCK SUBJECT TO PLAN

          4.1  Limitations.  Subject to any antidilution adjustment pursuant to
               -----------
Section 4.2 hereof, the maximum number of shares of Stock which may be issued and sold hereunder shall not exceed 100,000 shares of Stock in the aggregate, and 15,000 shares of Stock for any individual. Shares of Stock subject to an Option may be either authorized and unissued shares or shares issued and later acquired by the Company; provided, however, the shares of Stock with respect to which an Option has been exercised shall not again be available for grant hereunder. If outstanding Options granted hereunder shall terminate or expire for any reason without being wholly exercised prior to the termination of the Plan pursuant to Section 2.4 hereof, new Options may be granted hereunder covering such unexercised shares.

          4.2  Antidilution.  In the event that the outstanding shares of Stock
               ------------
are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of merger, consolidation, reorganization, recapitalization, reclassification, combination of shares, stock split or stock dividend:

          (a) The aggregate number and kind of shares of Stock for which Options may be granted hereunder shall be adjusted appropriately;

          (b) The rights under outstanding Options granted hereunder, both as to the number of subject shares and the Option price, shall be adjusted appropriately; and

          (c) Where dissolution or liquidation of the Company or any merger or combination in which the Company is not a surviving corporation is involved, each outstanding Option granted hereunder shall terminate, but the Optionee shall have the right, immediately prior to such dissolution, liquidation, merger or combination, to exercise his Option, in whole or in part, to the extent that it shall not have been exercised, without regard to the date on which such Option would otherwise have become exercisable pursuant to Section 5.4(a) hereof or any limitation on such exercise pursuant to Section 5.4(b) hereof.

          The foregoing adjustments and the manner of application thereof shall be determined solely by the Board, and any such adjustment may provide for the elimination of fractional share interests. The adjustments required under this Article shall apply to any successor or successors of the Company and shall be made regardless of the number or type of successive events requiring adjustments hereunder.


                                   ARTICLE V

                                    OPTIONS

          5.1  Option Grant, Number of Shares and Agreement.  On the Date of
               --------------------------------------------
Grant, each Eligible Director shall automatically be granted the right and option to purchase all or any part of an aggregate of 15,000 shares of Stock. Such Option shall be evidenced by a written Stock Option Agreement, dated as of the Date of Grant and executed by the Company and the Optionee, stating the Option's duration, time of exercise, and exercise price. The terms and conditions of the Option shall be consistent with the Plan.

          5.2  Option Price.  The Option Price of the Stock subject to each
               ------------
Option shall be the Fair Market Value of the Stock on its Date of Grant.

          5.3  Exercise Period.  The period for the exercise of each Option (the
               ---------------
"Exercise Period") shall expire on the tenth anniversary of the Date of Grant.

          5.4  Option Exercise.
               ---------------

               (a) Subject to Section 5.4(b) hereof, one-third of the Options granted under the Plan to an Eligible Director shall become exercisable ("vest") on each of the first three anniversaries of the Date of Grant; provided, however, that if, prior to any date on which an Option is
     --------  -------
     scheduled to vest under this Section 5.4(a), an Eligible Director shall have ceased to serve as a member of the Board for any reason, the Options scheduled to vest on such date and all remaining unvested Options shall immediately terminate. An Option which shall have vested pursuant to this
     Section 5.4(a) shall remain exercisable, subject to Section 5.4(b) hereof, at all times during the remainder of the Exercise Period regardless of whether the Optionee thereafter continues to serve as a member of the Board.

               (b) In addition to the conditions set forth in Section 5.4(a) hereof, each Eligible Director shall only be entitled to exercise Options which shall have vested under such Section 5.4(a):

               (i) if such exercise shall occur prior to the second anniversary of the Date of Grant, the Optionee would own at least 1,500 shares of Stock immediately after such exercise;

               (ii) if such exercise shall occur on or after the second anniversary of the Date of Grant, but prior to the third anniversary thereof, the Optionee would own at least 3,000 shares of Stock immediately after such exercise; and

               (iii) if such exercise shall occur on or after the third anniversary of the Date of Grant, the Optionee would own at least 4,500 shares of Stock immediately after such exercise.

               (c) An Option may be exercised at any time or from time to time during the term of the Option as to any or all full shares which have become exercisable in accordance with this Section, but not as to less than 100 shares of Stock unless the remaining shares of Stock that are so exercisable are less than 100 shares of Stock. The Option price is to be paid in full in cash upon the exercise of the Option. The holder of an Option shall not have any of the rights of a Stockholder with respect to the shares of Stock subject to the Option until such shares of Stock have been issued or transferred to him upon the exercise of his Option.

               (d) An Option shall be exercised by written notice of exercise of the Option, with respect to a specified number of shares of Stock, delivered to the Company at its principal office, and by cash payment to the Company as said office of the full amount of the Option price for such number of shares. In addition to, and prior to the issuance of a certificate for shares pursuant to any Option exercise, the Optionee shall pay to the Company in cash the full amount of any federal and state withholding or other employment taxes applicable to the taxable income of such Optionee resulting from such exercise.

               (e) At the discretion of the Board, the Stock Option Agreement may provide that an Option granted under the Plan may be exercised with respect to a specified number of shares of Stock by written notice of exercise to the Company stating that (i) the option price for the shares and any withholding tax due thereon will be paid to the Company directly by a broker-dealer designated by the optionee and irrevocable instructions to such effect have been furnished by the optionee to such broker-dealer; and
     (ii) an advice from the broker-dealer confirming payment to the Company will be promptly delivered to the Company. The exercise of any such option shall be irrevocable at the time of notice to the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Stock with respect to the exercise of the option until the Company has confirmed the receipt of good and sufficient funds in payment of the purchase price thereof.

          5.5  Non-transferability of Option.  Options may not be transferred by
               -----------------------------
an Optionee otherwise than by will, the laws of descent and distribution, or by a Qualified Domestic Relations Order. During the lifetime of an Optionee, his Option may be exercised only by him (or by his guardian or legal representative, should one be appointed) or by his spouse to whom the Option has been transferred pursuant to the terms of a Qualified Domestic Relations Order. In the event of the death of an Optionee, any Option held by him may be exercised by his legatee(s) or other distributee(s) or by his personal representative.


                                   ARTICLE VI

                               STOCK CERTIFICATES

          The Company shall not be required to issue or deliver any certificate for shares of Stock purchased upon the exercise of any Option granted hereunder or any portion thereof unless, in the opinion of counsel to the Company, there has been compliance with all applicable legal requirements. An Option granted under the Plan may provide that the Company's obligation to deliver shares of Stock upon the exercise thereof may be conditioned upon the receipt by the Company of a representation as to the investment intention of the holder thereof in such form as the Company shall determine to be necessary or advisable solely to comply with the provisions of the Securities Act of 1933, or any other federal, state or local securities laws.


                                  ARTICLE VII

                TERMINATION, AMENDMENT AND MODIFICATION OF PLAN

          The Board may, at any time, terminate the Plan, and may, at any time and from time to time and in any respect, amend or modify the Plan; provided, however, that this Plan shall not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder.


                                  ARTICLE VIII

                    RELATIONSHIP TO OTHER COMPENSATION PLANS

          The adoption of the Plan shall neither affect any other stock option, incentive or other compensation plans in effect for the Company or any of its subsidiaries, nor shall the adoption of the Plan preclude the Company from establishing any other forms of incentive or other compensation plan for directors of the Company.

                                   ARTICLE IX

                                 MISCELLANEOUS

          9.1  Plan Binding on Successors.  The Plan shall be binding upon the
               --------------------------
successors and assigns of the Company.

          9.2  Singular, Plural; Gender.  Whenever used herein, nouns in the
               ------------------------
singular shall include the plural, and the masculine pronoun shall refer also to the feminine pronoun.

          9.3  Headings etc..  Headings of articles and paragraphs hereof are
               -------------
inserted for convenience and reference, and do not constitute a part of the Plan.

                                                               PRELIMINARY COPY


                           PHARMACEUTICAL RESOURCES, INC.
         THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

P    PROXY FOR ANNUAL MEETING TO BE HELD ON AUGUST 22, 1995
R
O    Know All Men By These Presents: That the undersigned shareholder(s) of
X    Pharmaceutical Resources, Inc., a New Jersey corporation (the "Company"),
Y hereby constitute(s) and appoint(s) Kenneth I. Sawyer and Robert I. Edinger with full power of substitution in each, as the agents, attorneys and proxies of the undersigned, for and in the name, place and stead of the undersigned, to vote, at the Annual Meeting of Shareholders of the Company to be held at the Holiday Inn-Suffern, Three Executive Boulevard, Suffern, New York, on August 22, 1995, at 10:00 A.M. (local time) and at all adjournments thereof, the shares of stock which the undersigned would be entitled to vote if then personally present in the transaction of such business as may properly come before the meeting. The undersigned would direct my (our) proxies to vote for me (us) as specified by a cross (X) in the appropriate spaces, upon the following proposals:

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN BELOW. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF TWO MEMBERS OF THE BOARD OF DIRECTORS, FOR THE APPROVAL OF THE GRANT AND ISSUANCE TO CLAL PHARMACEUTICAL INDUSTRIES LTD. OF A WARRANT TO PURCHASE SHARES OF THE COMPANY'S COMMON STOCK, FOR THE APPROVAL AND ADOPTION OF AN AMENDMENT TO THE 1990 STOCK INCENTIVE PLAN AND FOR THE APPROVAL AND ADOPTION OF THE 1995 DIRECTORS' STOCK OPTION PLAN.

[X]  PLEASE MARK YOUR
     VOTES AS IN THIS
     EXAMPLE.

  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL LISTED NOMINEES.

- --------------------------------------------------------------------------------
Election of Directors. Nominees: Andrew Maguire, Ph.D., Melvin Van Woert, M.D.

                                  WITHHOLD AUTHORITY TO VOTE
1. Election of     FOR ALL          FOR ALL NOMINEES LISTED
   Directors         [ ]                     [ ]

(INSTRUCTION: To withhold authority to vote for any individual nominee write the nominee's name in the space below.)

2. Approve the grant and issuance to        FOR    AGAINST    ABSTAIN
   Clal Pharmaceutical Industries Ltd.      [ ]      [ ]        [ ]
   of a warrant to purchase shares of
   the Company's Common Stock as further
   described in the Proxy Statement

3. Approve and adopt an amendment to        FOR    AGAINST    ABSTAIN
   the 1990 Stock Incentive Plan            [ ]      [ ]        [ ]

4. Approve and adopt the 1995 Directors'    FOR    AGAINST    ABSTAIN
   Stock Option Plan                        [ ]      [ ]        [ ]

5. In their discretion, the proxies are     FOR    AGAINST    ABSTAIN
   authorized to vote upon such other       [ ]      [ ]        [ ]
   business as may properly come before
   the meeting or any adjournment thereof.
- --------------------------------------------------------------------------------

[_] I plan on attending the Annual Meeting.


PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY.


__________________________________________________________________________, 1995
SIGNATURE                                                  DATE


__________________________________________________________________________, 1995
SIGNATURE if held jointly                                  DATE


PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY THE PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.